                                                            Annual Report
                                                            as of March 31, 2000

                           Evergreen Balanced Funds

                           [LOGO OF EVERGREEN FUNDS]

                                                            [LOGO OF MUTUAL FUND
                                                                SERVICE AWARD]

                               Table of Contents

Letter to Shareholders ....................................................    1

Evergreen Balanced Fund
  Fund at a Glance ........................................................    2
  Portfolio Manager Interview .............................................    3

Evergreen Foundation Fund
  Fund at a Glance ........................................................    7
  Portfolio Manager Interview .............................................    8

Evergreen Tax Strategic Foundation Fund
  Fund at a Glance ........................................................   11
  Portfolio Manager Interview .............................................   12

Financial Highlights
  Evergreen Balanced Fund .................................................   15
  Evergreen Foundation Fund ...............................................   17
  Evergreen Tax Strategic Foundation Fund .................................   19

Schedule of Investments
  Evergreen Balanced Fund .................................................   21
  Evergreen Foundation Fund ...............................................   28
  Evergreen Tax Strategic Foundation Fund .................................   31

Combined Notes to Schedules of Investments ................................   36
Statements of Assets and Liabilities ......................................   37
Statements of Operations ..................................................   38
Statements of Changes in Net Assets .......................................   39

Combined Notes to Financial Statements ....................................   41
Independent Auditors' Report ..............................................   50
Additional Information ....................................................   51

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                                Evergreen Funds
--------------------------------------------------------------------------------

Evergreen Funds is one of the nation's fastest growing investment companies with approximately $80 billion in assets under management.

With over 80 mutual funds to choose among and acclaimed service and operations capabilities, investors enjoy a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees and expenses, and should be read carefully before investing or sending money.

              ----------------------------------------------------------------
Mutual Funds:  ARE NOT FDIC INSURED      May lose value . Not bank guaranteed
              ----------------------------------------------------------------

                          Evergreen Distributor,Inc.
Evergreen Funds(SM) is a service mark of Evergreen Investment Services,Inc.

                             Letter to Shareholders
                             ----------------------
                                    May 2000

    [PHOTO]

William M. Ennis
President and CEO

Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Balanced Funds annual report, which covers the twelvemonth period ended March 31, 2000.

U.S. Markets Experience Volatility

During the past twelve months, U.S. equity markets experienced significant ups and downs. Technology, communications and biotechnology stocks reigned supreme during the last six months only to undergo a volatile environment during the last three months of the period. While these sectors experienced sharp corrections late in the period, they remain favored sectors.

The Federal Reserve Board increased interest rates five times during the twelve-month period resulting in the highest Fed funds rate since May 1995. Normally, the tightening of the money supply would curtail consumer spending, however, investors in stocks and equity funds seemed to be ignoring the Fed's actions to insulate the economy from the threat of inflation.

Despite the recent volatility, the threat of inflation and the Federal Reserve's response to it, investors remain positive about the U.S. economy and the long-term potential of the U.S. markets. At Evergreen, we believe the economy is still fundamentally strong and that the Federal Reserve will continue to act aggressively to contain inflation. We remain cautiously optimistic about continued growth in the markets.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                   EVERGREEN
                                 Balanced Fund

                     Fund at a Glance as of March 31, 2000

"Within technology,we have focused primarily on a core of high quality, established companies that benefit from the major trends in the economy,the build-out of the internet and the growth in electronic business-to-business commerce."

                                   Portfolio
                                  Management
                                  ----------

                     [PHOTO]                       [PHOTO]

               Patricia Bannan, CFA          Gary E. Pzegeo, CFA
               Tenure: November 1999         Tenure: January 1999


--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

[STYLE BOX]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2000 Morningstar, Inc.

2Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns would have been lower.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------

Portfolio Inception Date 9/11/1935   Class A    Class B   Class C   Class Y
Class Inception Date                1/20/1998  9/11/1935 1/22/1998 1/26/1998
Average Annual Returns*
1 year with sales charge             8.50%      8.18%     11.11%    n/a
1 year w/o sales charge              13.89%     13.06%    13.06%    14.21%
5 years                              15.86%     15.96%    16.15%    17.30%
10 years                             12.23%     11.91%    11.88%    13.06%
Maximum Sales Charge                 4.75%      5.00%     2.00%     n/a
                                     Front End  CDSC      CDSC
30-day SEC Yield                     2.43%      1.82%     1.82%     2.80%
12-month income dividends
per share                            $0.28      $0.20     $0.20     $0.31
12-month capital gain
distributions per share              $1.45      $1.45     $1.45     $1.45

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

          Consumer Price      Lehman Brothers   S & P 500       Evergreen
             Index -US            Gov/Corp       Composite      Balanced B

3/31/90       10,000               10,000          10,000         10,000
3/31/91       10,490               11,249          11,441         11,036
3/31/92       10,824               12,529          12,705         12,226
3/31/93       11,158               14,321          14,639         13,568
3/31/94       11,437               14,718          14,855         13,661
3/31/95       11,764               15,392          17,168         14,559
3/31/96       12,098               17,073          22,679         17,867
3/31/97       12,432               17,834          27,175         20,146
3/31/98       12,603               20,045          40,218         25,542
3/31/99       12,821               21,360          47,648         27,254
3/31/00       13,219               21,717          56,194         30,813

Comparison of a $10,000 investment in Evergreen Balanced Fund Class B shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index (CPI).

The S&P 500 and the LBGCBI are unmanaged indices and do not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

All data is as of March 31, 2000 and subject to change.

                                   EVERGREEN
                                 Balanced Fund
                          Portfolio Manager Interview

How did the Evergreen Balanced Fund perform?

For the twelve-month period ended March 31, 2000, the Evergreen Balanced Fund's Class B shares had a total return of 13.06%. During the same period, the S&P 500 and Lehman Brothers Government/Corporate Bond Indices returned 17.94% and 1.70%, respectively. The median return of balanced funds was 9.95%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund performance is before the deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                  $1,565,603,931
Number of Holdings                                                           280
Beta                                                                        0.53
P/E Ratio                                                                  80.6x
Effective Maturity                                                     9.5 years
Average Duration                                                       5.1 years
Average Credit Quality                                                       AA+

What was the environment like during the period?

The market for fixed income investing deteriorated steadily throughout the period as interest rates rose and prices declined. Earlier in the year, rapidly shifting trends dominated the stock market, which was encouraged by strong economic growth but remained worried about higher interest rates. After moving back and forth between peaks and valleys during the first six months, the market rallied strongly during the second half of the period, with technology stocks leading the charge.

Interest rates, in general, rose throughout the year as the Federal Reserve Board increased short-term rates five separate times in an effort to bring the economy's supply and demand forces into better balance, reduce the pace of economic growth and head-off the danger of inflation. Gross Domestic Product rose by an annual rate of 7.3% during the final quarter of 1999, a rapid pace that heightened fears of inflation. However, with the exception of energy prices, the economy has not yet seen evidence of a pick-up in inflation, but the Federal Reserve is concerned about potential inflation.

In contrast to the general trends in the fixed income markets, long-term Treasuries staged a rally late in the fiscal year as the federal government reduced the issuance of new debt and started buying back older bonds, shifting the supply-demand balance. However, 30-year Treasury yields ended the year at higher levels than they started in April 1999. At the opposite end of the quality spectrum, domestic high yield bonds suffered the most as corporate bonds, in general, suffered. With increased volatility in the equity market, bond buyers wanted to be compensated with higher yields which translates into lower prices. In addition, the strong market for Treasuries worked against corporate bonds. Similarly, the mortgage market suffered as investors were attracted to Treasuries.

In the first half of the fiscal year, the stock market alternated between rallies and slumps before hitting a low point in October 1999. In contrast to the previous two years, however, there were no major international problems, such as an Asian crisis or a Russian default, that acted as a catalyst for stock selling. Rather, the dominant fear seemed to be that the Y2K problem might cause serious dislocations in some sectors of the economy as the risk of computer system failures rose. However, in the fall of 1999, people started believing that Y2K was not likely to be a serious problem. At the same time, the economy continued to grow at a healthy pace and corporate earnings generally rose at

                                   EVERGREEN
                                  Balanced Fund
                          Portfolio Manager Interview

brisk rates. These favorable signals set off a strong rally in late 1999 and early 2000, with the technology sector the clear leader. The NASDAQ Composite Index, which is heavily influenced by technology, rose by about 70% from October through March 31, 2000. In contrast, the S&P 500 Index, a benchmark for large company investing, rose by 20% and the Dow Jones Industrial Average rose by about 8%. Clearly, the "new economy" technology stocks were the leaders, with the "old economy" stocks falling behind.

Did the allocation to stocks and bonds change during the period?

The allocation was relatively steady. During the first half of the year, it averaged about 62% of net assets in equities and about 38% in bonds. As the year progressed and the stock market rallied, we reduced the overall risk of the higher stock prices by slightly reducing the amount invested in stocks. At the end of the fiscal year, the target allocation was around 60% equities and 40% bonds.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                (as a percentage of 3/31/2000 portfolio assets)

                                    [GRAPH]

                       Common Stock -- 57.6%
                       Corporate Bonds & Notes -- 13.8%
                       Collateralized Mortgage Obligations -- 5.6%
                       Mortgage-Backed Securities -- 5.2%
                       U.S. Treasury Obligations -- 4.5%
                       Mutual Fund Shares -- 4.3%
                       Asset-Backed Securities -- 2.9%
                       Repurchase Agreements -- 2.0%
                       U.S. Agency Obligations -- 1.8%
                       Yankee Obligations -- 1.7%
                       Foreign Bonds -- 0.6%

What was your overall strategy in managing the fixed income portion of the Fund?

We tried to reduce the overall risk by selling corporate bonds. In recognition of the favorable conditions in the Treasury market, we increased our allocations to long-term Treasuries, while keeping the portfolio's interest rate sensitivity relatively stable by also investing in shorter-term securities.

At the close of the fiscal year, the portfolio's duration was 5.1 years. Duration is a measure of a portfolio's sensitivity to changes in interest rates.

Credit quality of bonds rose steadily during the year. Average credit quality was AA- at the start of the fiscal year and AA+ at the end of the 12-month period.

                               Top 5 Industries
                                     Bonds
                                     -----
                   (as a percentage of 3/31/2000 net assets)

Collateralized Mortgage Obligations                                         5.8%
Mortgage-Backed Securities                                                  5.4%
U.S. Treasury Obligations                                                   4.6%
Finance & Insurance                                                         3.9%
Asset-Backed Securities                                                     3.1%

                                      Top 5
                                 Bond Holdings
                                 -------------
                   (as a percentage of 3/31/2000 net assets)

                                             Coupon         Maturity
                                             ------         --------
U.S. Treasury Bonds                          6.13%         08/15/2029       2.5%
U.S. Treasury Bonds                          6.50%         11/15/2026       1.1%
FHLMC                                        6.63%         09/15/2009       0.8%
FNMA                                         5.50%         07/01/2009       0.8%
U.S. Treasury Bonds                          7.88%         02/15/2021       0.7%

                                   EVERGREEN
                                 Balanced Fund
                          Portfolio Manager Interview

What has been the strategy in managing the equity portfolio of the Fund?

The greatest emphasis has been on technology. In a period of uncertainty about the ultimate effects of the Federal Reserve Board's actions to slow economic growth, the one known fact is that companies are spending more on technology to be competitive. The growth of the internet and the development of new hardware, software and communications products have made technology more and more important.

The Fund's emphasis on technology had been increasing, and I continued that trend when I took responsibility for the equity portfolio at the start of 2000. Even as technology became a larger weighting in the benchmark S&P 500 Index, we raised the portfolio's weighting above the benchmark, although we have pulled back somewhat recently. Investments in technology accounted for about 34% of net assets on March 31, similar to the technology weighting in the S&P 500 Index.

Within technology, we have focused primarily on a core of high quality, established companies that benefit from the major trends in the economy, the build-out of the internet and the growth in electronic business-to-business commerce. The Fund's largest positions are some of the biggest companies in these developments--Cisco Systems, Oracle Research, Sun Microsystems and EMC. These are the companies that produce the hardware, software and data storage systems that are the core of the internet and of electronic commerce. They are quality growth companies that have demonstrated their ability to grow their earnings.

In addition to these core technology holdings, we also have invested in newer opportunities in technology when the companies have records of earnings and revenue acceleration. These include companies such as Verisign, which produces security software for electronic commerce; Veritas, which has developed important software for data storage and Broadcom, an integrated circuit company. While we believe in the opportunities in technology, we have tended to avoid companies with no earnings records or sales growth.

Outside technology, we have emphasized media stocks, which have benefited both from strong advertising revenues and continued merger-and-acquisition activity. Media holdings include CBS, AT&T Liberty Media, Disney, Time-Warner and Univision, the leading producer of Spanish-language programming for cable television.

We recently have added to the Fund weightings in the pharmaceuticals and financial services industries after de-emphasizing these industries for much of the fiscal year. In pharmaceuticals, we have invested in leading drug companies such as Merck, American Home Products, Schering-Plough and Warner-Lambert. Earlier, we had invested in biotechnology, but we have reduced our emphasis there after stock prices rose sharply.

In finance, we have emphasized the large, diversified companies such as Citigroup, Chase Manhattan, Morgan Stanley Dean-Witter and American Express. We also have invested in Charles Schwab, Freddie Mac and some insurance companies.

Throughout the period, we have under-weighted basic materials companies, whose prospects appear limited in a disinflationary environment, and consumer staples companies, which have not demonstrated an ability to increase prices to generate top-line revenue growth.

We also have under-weighted consumer cyclicals and retailers, although we recently have invested in high growth retailers such as Costco and Best Buy, which have shown an ability to continue to generate sales growth.

As the equity portfolio's new manager, how would you describe your investment style, Tricia?

I consider myself a conservative growth manager who looks for companies with strong, proven management and predictability and consistency of earnings. I try to

                                   EVERGREEN
                                 Balanced Fund
                          Portfolio Manager Interview

combine bottom-up stock-picking with top-down analysis of trends. I try to look at where the biggest opportunities are likely to be and then find the quality companies that can capture those opportunities. I invest the core of the portfolio in companies with excellent growth records. I believe in keeping a portfolio well diversified, and also will make smaller investments in growth companies with excellent long-term prospects. To add balance and defensive protection, I also invest in more conservative companies such as energy firms or regional telephone companies.

My philosophy is to concentrate on quality growth companies, but be aware of changes in the environment that require adjustments in my investment discipline.

                           Top 5 Industries - Equity
                           -------------------------
                   (as a percentage of 3/31/2000 net assets)

Communications Equipment                                                    6.1%
Diversified Telecommunication Services                                      6.0%
Diversified Financials                                                      6.0%
Oil & Gas                                                                   5.0%
Semiconductor Equipment & Products                                          5.0%

                             Top 10 Equity Holdings
                             ----------------------
                   (as a percentage of 3/31/2000 net assets)

Microsoft Corp.                                                             2.6%
Cisco Systems, Inc.                                                         2.6%
General Electric Co.                                                        2.5%
Intel Corp.                                                                 2.2%
AT&T Corp.                                                                  1.6%
Exxon Mobil Corp.                                                           1.4%
Citigroup, Inc.                                                             1.4%
Oracle Systems Corp.                                                        1.0%
American International Group, Inc.                                          1.0%
Lucent Technologies, Inc.                                                   0.9%

What is your outlook for the bond market?

We think the Federal Reserve Board will continue to raise short-term rates to slow down the pace of economic growth and avoid an increase in inflation. In this environment, longer-term Treasuries are likely to continue to show the strongest performance, especially as the federal government continues buying back its long-term debt.

The risks to the market are that the Federal Reserve either will not be aggressive enough, in which case inflation could emerge, or that the Federal Reserve will be too aggressive and slow economic growth too much and create greater volatility in the stock market.

We intend to maintain our present strategy and emphasize Treasury securities and higher quality bonds. We think this will give us the flexibility to execute the appropriate strategies as the environment may change.

What is your outlook for the equity market?

We remain reasonably positive about the stock market. The economy is growing and inflation is under control, largely because of the influence of technology. If economic growth were to accelerate and inflation were to increase, we believe the Federal Reserve Board will be able to dampen growth and keep the environment relatively benign.

In this environment, we believe earnings growth prospects remain strong, especially in technology. While the heavy pace of new stock issuance through initial public offerings (IPOs) is a cause for concern, we think there is enough money in short-term instruments and cash to act as a brake to the market if prices start falling. We believe the stock market can continue to do well for the foreseeable future, although perhaps with lower returns than in recent years.

                                    EVERGREEN
                                 Foundation Fund
                      Fund at a Glance as of March 31, 2000

"We invested in integrated companies because of the strength of their diversification."

                              Portfolio Management
                              --------------------

                                    [PHOTO]

                               Jean C. Ledford, CFA
                               Tenure: August 1999

                                    [PHOTO]

                                Richard S. Welsh
                              Tenure: August 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

[STYLE BOX]

The Fixed-Income Style Box placement is based on a fund's average effective Quality maturity or duration and the average credit rating of the bond portfolio.

1Source: 2000 Morningstar, Inc.

2Past performance is no guarantee of future results. The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Returns reflect expense limits previously in effect, without which returns would have been lower.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

All data is as of March 31, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------

Portfolio Inception Date 1/2/1990      Class A     Class B    Class C   Class Y
Class Inception Date                   1/3/1995    1/3/1995   1/3/1995  1/2/1990
Average Annual Returns*
1 year with sales charge               10.83%      10.48%     13.49%    n/a
1 year w/o sales charge                16.38%      15.48%     15.49%    16.68%
5 years                                16.14%      16.17%     16.37%    17.55%
10 years                               16.13%      16.23%     16.21%    16.84%
Maximum Sales Charge                   4.75%       5.00%      2.00%     n/a
                                       Front End   CDSC       CDSC
30-day SEC Yield                       1.18%       0.52%      0.52%     1.48%
12-month income dividends per share    $0.35       $0.19      $0.19     $0.41
12-month capital gain
distributions per share                $0.59       $0.59      $0.59     $0.59

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            S & P 500       Consumer Price                      Evergreen
         Composite Value      Index - US      S&P 500       Foundation Fund A

3/31/90      10,000             10,000         10,000              9,525
3/31/91      11,441             10,490         11,249             11,173
3/31/92      12,705             10,824         12,529             14,429
3/31/93      14,639             11,158         14,321             17,627
3/31/94      14,855             11,437         14,718             18,375
3/31/95      17,168             11,764         15,392             20,104
3/31/96      22,679             12,098         17,073             24,020
3/31/97      27,175             12,432         17,834             27,103
3/31/98      40,218             12,603         20,045             36,288
3/31/99      47,648             12,821         21,360             38,318
3/31/00      56,194             13,219         21,717             44,595

Comparison of a $10,000 investment in Evergreen Foundation Fund, Class A shares2, versus a similar investment in the Standard & Poor's 500 Index (S&P
500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI), and the Consumer Price Index (CPI).

The S&P 500 and LBGCBI are an unmanaged indices which do not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                                Foundation Fund
                          Portfolio Manager Interview

How did the Evergreen Foundation Fund perform?

For the twelve-month period ended March 31, 2000, Evergreen Foundation Fund Class A shares posted a return of 16.38%. The S&P 500 and Lehman Brothers Government/Corporate Bond indices returned 17.94% and 1.70%, respectively for the same period. The median return of balanced funds was 9.95%, according to Lipper Inc., an independent monitor of mutual fund performance. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                  $3,350,299,723
Number of Holdings                                                           133
Beta                                                                        0.62
P/E Ratio                                                                  76.5x
Effective Maturity                                                     9.8 years
Average Duration                                                       6.0 years
Average Credit Quality                                                       AAA

What factors contributed to performance?

The Fund was in transition during the period. When we took responsibility for management of the Fund shortly before the period began, the equity portfolio had a high weighting in financial stocks and a relatively low weighting in technology. Our stock selection process led us to change those relationships, as we found companies in the technology sector with the opportunity to increase their earnings growth rates.

As we invested, we built up the weighting in technology within the equity portfolio consistent with the technology sector's weighting in the S&P 500, about 34% of assets. The new emphasis in the Fund helped during the final quarter of 1999 and the first two months of 2000 as our investments in technology rallied. Even when technology slumped and financials started recovering in March, the Fund's relative performance did not suffer greatly because we did not have a substantial overweighting in technology. We also did not hold many mid-cap technology companies, which tended to suffer the most.

Consistent with our investment emphasis on large-cap companies, the majority of our technology investments were in larger companies, especially leading companies involved in the explosive growth of the internet and electronic commerce. Some of the best performance came from companies such as Oracle Systems, Sun Microsystems and Cisco Systems.

Oracle, a relatively new holding, is a leading beneficiary of the rise of the internet as a medium for commerce. Already the top seller of database services to other companies, Oracle is taking advantage of the expansion of business-to-business exchanges of information. Oracle is uniquely positioned to help companies set up common platforms for information exchanges and then to operate these platforms.

Cisco and Sun also are benefiting from the rapid growth in technology. Cisco Systems is taking advantage of the convergence of telephone systems and computer systems to take market share from the telephone equipment companies. Sun Microsystems is the largest high-end provider of database and communications servers for use on the internet. As data processing on the internet grows more widespread, Sun's sophisticated platforms give it a competitive advantage.

                                   EVERGREEN
                                Foundation Fund
                          Portfolio Manager Interview

Outside of technology, what industries did you emphasize?

We also raised our emphasis on energy stocks, which had been under-weighted, as we grew increasingly positive about the sector, including integrated energy companies and oil services firms. Even after oil prices peaked in March at $34 a barrel and then started declining, we added to our positions because earnings should continue to accelerate. We invested in integrated companies because of the strength of their diversification. As their profit margins from refining grew, they had the ability to re-invest proceeds in exploration and production.

The recovery in the oil markets helped oil services companies, including those involved in exploration. Two of the leading performers in oil services were Schlumberger and Baker Hughes. Schlumberger is the bellwether of the oil services industry. During the past year, it has divested itself of some of its more capital-intensive operations, such as the ownership of oil rigs, to focus more directly on technological operations, including oil exploration using seismic technology. We invested in Baker Hughes to take advantage of many of the same trends. At the same time, an earnings disappointment and a change in management at Baker Hughes enabled the Fund to take advantage of the favorable trends at an attractive stock price.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                (as a percentage of 3/31/2000 portfolio assets)

                                    [GRAPH]

                             Common Stock -- 68.2%
                             U.S. Treasury Obligations -- 23.7%
                             Mutual Fund Shares -- 4.5%
                             Corporate Bonds & Notes -- 1.6%
                             U.S. Agency Obligations -- 1.4%
                             Repurchase Agreements -- 0.6%

Did you make any changes in your asset allocation, between stocks and bonds, or in your fixed income policy?

We maintained an asset allocation of about 68% in stocks and 25% in bonds during most of the period in which we managed the Fund. This helped performance, as stocks performed much better than bonds, particularly in the second half of the fiscal year. We invested primarily in Treasury and government agency securities, although we did take advantage of selective opportunities in high quality corporate bonds. During a period of rising interest rates, we kept interest rate sensitivity relatively low, with the fixed income portfolio's duration about six years. Going forward, we may take advantage of opportunities in long-term Treasuries, which may raise the Fund's duration. We also intend to balance the long-term Treasury allocations by using a "barbell" strategy, investing in long and short-term securities.

                                     Top 10
                                Equity Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

General Electric Co.                                                        3.7%
Cisco Systems, Inc.                                                         3.6%
Microsoft Corp.                                                             3.6%
Intel Corp.                                                                 3.2%
Exxon Mobil Corp.                                                           2.1%
Sun Microsystems, Inc.                                                      2.1%
Oracle Systems Corp.                                                        1.7%
Time Warner, Inc.                                                           1.6%
Nortel Networks Corp.                                                       1.6%
Disney (Walt) Co.                                                           1.5%

                                   EVERGREEN
                                Foundation Fund
                          Portfolio Manager Interview

                                Top 5 Industries
                                     Equity
                                     ------
                   (as a percentage of 3/31/2000 net assets)

Communications Equipment                                                    8.6%
Diversified Financials                                                      6.8%
Media                                                                       5.9%
Semiconductor Equipment & Products                                          5.8%
Software                                                                    5.3%

                              Top 5 Bond Holdings
                              -------------------
                   (as a percentage of 3/31/2000 net assets)

                                             Coupon         Maturity
                                             ------         --------
U.S. Treasury Notes                          5.25%          8/15/2003       3.6%
U.S. Treasury Notes                          6.50%          8/31/2001       3.0%
U.S. Treasury Notes                          7.25%          5/15/2016       2.7%
U.S. Treasury Notes                          6.13%          8/15/2007       2.2%
U.S. Treasury Notes                          5.88%          9/30/2002       2.2%

                                Top 5 Industries
                                     Bonds
                                     -----
                   (as a percentage of 3/31/2000 net assets)

U.S. Treasury Obligations                                                  25.0%
U.S. Agency Obligations                                                     1.5%
Automotive Equipment & Manufacturing                                        0.7%
Retailing & Wholesale                                                       0.7%
Communication Systems & Services                                            0.2%

What is your outlook?

We are generally optimistic about the marketplace. Corporate earnings growth should remain strong, and stock prices should follow earnings.

Having said that, there are several places in the marketplace, notably technology and biotechnology, where stock valuations have become quite stretched. These high prices are particularly a concern in the context of rising interest rates and the release of new government statistics indicating a possible increase in inflationary pressures. Investors have been watching for signs of inflation. While not conclusive evidence of a serious inflation threat, these new statistics nevertheless are enough to remove any complacency in the market about the lack of inflation. As a result, we would expect a significant amount of volatility, particularly in technology, as corporations report their earnings results for the first quarter of 2000.

We are more optimistic about the marketplace as a whole when we take a longer-term view of the secular trends. We believe that the baby boomer generation will need to save for retirement, and that ought to be a strong positive for the capital markets.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                     Fund at a Glance as of March 31, 2000

"We believe that the baby boomer generation will need to save for retirement,and that ought to be a strong positive for the capital markets."

                              Portfolio Management
                              --------------------

                     [PHOTO]                      [PHOTO]

               Jean C. Ledford, CFA          James T. Colby III
               Tenure: August 1999           Tenure: November 1993

                                    [PHOTO]

                                Richard S. Welsh
                              Tenure: August 1999

--------------------------------------------------------------------------------
                           CURRENT INVESTMENT STYLE1
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 3/31/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

[STYLE BOX]

The Fixed-Income Style Box placement is based on a fund's average effective maturity or duration and the average credit rating of the bond portfolio.

1Source: 2000 Morningstar, Inc.

2Past performance is no guarantee of future results.

The performance of each class may vary based on differences in loads, fees and expenses paid by the shareholders investing in each class. Investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than original cost. Performance includes the reinvestment of income dividends and capital gain distributions. Returns reflect expense limits previously in effect, without which returns would have been lower.

Historical performance shown for Classes A, B and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each class' 12b-1 fees. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The Fund's yield will fluctuate, and there can be no guarantee that the Fund will achieve its objective or any particular tax-exempt yield. Income may be subject to federal alternative minimum tax.

All data is as of March 31, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE AND RETURNS2
--------------------------------------------------------------------------------
Portfolio Inception Date 11/2/1993    Class A      Class B   Class C   Class Y
Class Inception Date                 1/17/1995    1/6/1995   3/3/1995 11/2/1993
Average Annual Returns*
1 year with sales charge              3.37%        2.69%     5.77%     n/a
1 year w/o sales charge               8.54%        7.69%     7.77%     8.86%
5 years                               12.77%       12.81%    13.04%    14.19%
Since Portfolio Inception             11.93%       12.14%    12.14%    13.06%
Maximum Sales Charge                  4.75%        5.00%     2.00%     n/a
                                      Front End    CDSC      CDSC
30-day SEC Yield                      1.70%        1.05%     1.05%     2.03%
Tax Equivalent Yield**                2.64%        1.63%     1.63%     3.16%
12-month income dividends
per share                             $0.35        $0.23     $0.23     $0.40

*    Adjusted for maximum applicable sales charge unless noted.
** Assumes maximum 39.6% federal tax rate. Results for investors subject to lower tax rates would not be as advantageous.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

          Consumer Price    Lehman Brothers     S & P 500       Evergreen Tax
             Index -US         Municipals       Composite    Strat Foundation A

11/2/93       10,000             10,000           10,000           9,525
3/31/94       10,096              9,651            9,737           9,615
3/31/95       10,384             10,368           11,253          10,760
3/31/96       10,679             11,237           14,865          13,031
3/31/97       10,974             11,849           17,812          15,083
3/31/98       11,125             13,118           26,362          18,750
3/31/99       11,317             13,932           31,232          18,969
3/31/00       11,668             13,896           36,834          20,594

Comparison of a $10,000 investment in Evergreen Tax Strategic Foundation Fund, Class A shares2 , versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Municipal Bond Index (LBMBI), and the Consumer Price Index (CPI).

The S&P 500 and LBMBI are an unmanaged indices which do not include transaction costs associated with buying and selling securities nor any mutual fund expenses. The CPIis a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                          Portfolio Manager Interview

How did the Evergreen Tax Strategic Foundation Fund perform?

For the twelve-month period ended March 31, 2000, Evergreen Tax Strategic Foundation Fund Class A shares posted a return of 8.54%. The benchmark S&P 500 and Lehman Brothers Municipal Bond indices returned 17.94% and -0.08%, respectively for the same period. The median return of balanced funds was 9.95%, according to Lipper Inc., an independent monitor of mutual fund performance. We consider this to be exceptionally strong performance when viewed in the context of the Fund's distinctive tax-efficiency objective, which requires relatively heavy allocations in tax-exempt municipal bonds. Fund returns are before deduction of any applicable sales charges.

                                   Portfolio
                                Characteristics
                                ---------------
                               (as of 3/31/2000)

Total Net Assets                                                    $332,131,751
Number of Holdings                                                           185
Beta                                                                        0.42
P/E Ratio                                                                  51.9x
Effective Maturity                                                    12.4 years
Average Duration                                                       8.3 years
Average Credit Quality                                                       AAA

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------
                (as a percentage of 3/31/2000 portfolio assets)

                                    [GRAPH]

                         Municipal Obligations -- 52.8%
                         Common Stock -- 46.9%
                         Mutual Fund Shares -- 0.3%

What factors contributed to the performance?

The Fund was in transition during the period. We found companies in the technology sector with the potential to increase their earnings growth rates. We moved the portfolio allocations in a measured way to generate capital appreciation in a tax-efficient manner. We have avoided too much emphasis on cyclical trends that may not have long-term staying power. At the same time, our stock selection process led us to find companies within the technology sector that had the opportunity to increase their earnings growth rates.

Consistent with our investment emphasis on large-cap companies, the great majority of our technology investments were in larger companies, especially leading companies involved in the explosive growth of the internet and electronic commerce. Some of the best performance came from companies such as Oracle Systems and Sun Microsystems.

Oracle, a relatively new holding, is a leading beneficiary of the rise of the internet as a medium for commerce. Already the top seller of database services to other companies, Oracle is taking advantage of the expansion of business-to-business exchanges of information. Oracle is uniquely positioned to help companies set up common platforms for information exchanges and then to operate these platforms. Sun Microsystems is the largest high-end provider of database and communications servers for use on the internet. As data processing on the internet grows more widespread, Sun's sophisticated platforms give it a competitive advantage.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                          Portfolio Manager Interview

Outside of technology, what industries did you emphasize?

We cautiously raised our emphasis in energy stocks, which had been under-weighted, as we grew increasingly positive about the sector, including integrated energy companies and oil services firms. Even after oil prices peaked in March at $34 a barrel and then started declining, we added to our positions because earnings should continue to accelerate. We invested in integrated companies because of the strength of their diversification. As their profit margins from refining grew, they had the ability to re-invest proceeds in exploration and production.

The recovery in the oil markets helped oil services companies, including those involved in exploration such as Baker Hughes. Baker Hughes presented us with an opportunity to benefit from the expansion of oil exploration and drilling at an attractive price. An earnings disappointment and a change in management at Baker Hughes presented us with the opportunity to invest at a very attractive stock price. At the same time, our analysis gave us confidence that the company had the ability to increase its earnings substantially. We also invested in Schlumberger, the bellwether of the oil services industry.

                                Top 5 Industries
                                     Equity
                                     ------
                   (as a percentage of 3/31/2000 net assets)

Diversified Financials                                                      5.8%
Communications Equipment                                                    5.5%
Diversified Telecommunication Services                                      4.0%
Computers & Peripherals                                                     3.8%
Pharmaceuticals                                                             3.3%

                                     Top 10
                                Equity Holdings
                                ---------------
                   (as a percentage of 3/31/2000 net assets)

Intel Corp.                                                                 2.9%
General Electric Co.                                                        2.4%
Microsoft Corp.                                                             2.2%
Cisco Systems, Inc.                                                         2.1%
Global Crossing, Ltd.                                                       2.0%
SCI Systems, Inc.                                                           1.9%
International Business Machines Corp.                                       1.8%
Merrill Lynch & Co., Inc.                                                   1.4%
Citigroup, Inc.                                                             1.3%
Nortel Networks Corp.                                                       1.2%

What was the strategy in managing the Fund's fixed income portfolio?

The fiscal year encompassed a period of generally rising interest rates as the Federal Reserve Board tightened monetary policy in an effort to slow economic growth and reduce the threat of potential inflation. While it was generally a poor environment for fixed income investments, the restructuring of the Fund's equity portfolio also created some opportunities for the fixed income portfolio. As equity positions were sold at gains, fixed income positions also were sold to create off-setting losses and reduce potential tax liabilities of shareholders. As we invested in other bonds, the environment of rising interest rates allowed us to invest in higher-yielding securities, creating more income potential for the Fund.

During the period, the Fund's average credit quality remained the highest, AAA. Approximately 90% of municipal securities held by the Fund were insured. Duration, or interest rate sensitivity, declined somewhat, to about 8.3 years, while effective maturity on March 31, 2000 was 12.4 years.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                          Portfolio Manager Interview

                                Top 5 Industries
                                     Bonds
                                     -----
                   (as a percentage of 3/31/2000 net assets)

General Obligation - Local                                                 16.4%
Transportation                                                              8.1%
Water & Sewer                                                               5.6%
Education                                                                   4.4%
Hospital                                                                    4.4%

                                     Top 5
                                 Bond Holdings
                                 -------------
                   (as a percentage of 3/31/2000 net assets)

                                            Coupon         Maturity
                                            ------         --------
Florida Board of Ed. RB                     5.75%          07/01/2011       2.0%
Florida Fin. Dept. RB                       6.60%          07/01/2004       1.6%
Georgia GO                                  5.80%          11/01/2002       1.5%
New York, NY GO                             5.35%          08/01/2013       1.5%
District of Columbia GO                     5.50%          06/01/2014       1.5%

What is your outlook?

We have a generally positive attitude about the marketplace. Corporate earnings growth should remain strong, and stock prices should follow earnings.

Having said that, there are several places in the marketplace--notably technology and biotechnology--where stock valuations have become quite stretched. These high prices are particularly a concern in the context of rising interest rates and the release of new government statistics indicating a possible increase in inflationary pressures. Investors have been watching for signs of inflation. While not conclusive evidence of a serious inflation threat, these new statistics nevertheless are enough to remove any complacency in the market about the lack of inflation. As a result, we would expect a significant amount of volatility, particularly in technology, as corporations report their earnings results for the first quarter of 2000.

We are more optimistic about the marketplace as a whole when we take a longer-term view of the secular trends. We believe that the baby boomer generation will need to save for retirement, and that ought to be a strong positive for the capital markets.

                                   EVERGREEN
                                 Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                   Year Ended March 31,
                                   ----------------------      Period Ended
                                      2000        1999     March 31, 1998 # (a)
 CLASS A SHARES
 Net asset value, beginning of
  period                           $    11.28  $    12.87         $12.36
                                   ----------  ----------         ------
 Income from investment
  operations
 Net investment income                   0.28        0.37           0.08
 Net realized and unrealized gain
  or loss on securities and
  foreign currency related
  transactions                           1.18        0.48           0.81
                                   ----------  ----------         ------
 Total from investment operations        1.46        0.85           0.89
                                   ----------  ----------         ------
 Distributions to shareholders
  from
 Net investment income                  (0.28)      (0.41)         (0.12)
 Net realized gains on securities       (1.45)      (2.03)         (0.26)
                                   ----------  ----------         ------
 Total distributions                    (1.73)      (2.44)         (0.38)
                                   ----------  ----------         ------
 Net asset value, end of period    $    11.01  $    11.28         $12.87
                                   ----------  ----------         ------
 Total return*                          13.89%       7.52%          7.38%
 Ratios and supplemental data
 Net assets, end of period
  (millions)                       $    1,264  $    1,241         $1,277
 Ratios to average net assets
 Expenses ++                             0.91%       0.96%          0.99%+
 Net investment income                   2.48%       2.97%          3.25%+
 Portfolio turnover rate                  109%        102%            76%

                           Year Ended March 31,                         Year Ended June 30,
                           ----------------------      Period Ended     ----------------------
                              2000        1999     March 31, 1998 # (b)  1997    1996    1995
 CLASS B SHARES
 Net asset value,
  beginning of period      $    11.29  $    12.88         $12.95        $11.33  $10.09  $ 9.26
                           ----------  ----------         ------        ------  ------  ------
 Income from investment
  operations
 Net investment income           0.20        0.28           0.26          0.30    0.29    0.31
 Net realized and
  unrealized gain or loss
  on securities and
  foreign currency
  related transactions           1.18        0.48           1.53          2.07    1.42    0.96
                           ----------  ----------         ------        ------  ------  ------
 Total from investment
  operations                     1.38        0.76           1.79          2.37    1.71    1.27
                           ----------  ----------         ------        ------  ------  ------
 Distributions to
  shareholders from
 Net investment income          (0.20)      (0.32)         (0.27)        (0.30)  (0.27)  (0.33)
 Net realized gains on
  securities                    (1.45)      (2.03)         (1.59)        (0.45)  (0.20)  (0.11)
                           ----------  ----------         ------        ------  ------  ------
 Total distributions            (1.65)      (2.35)         (1.86)        (0.75)  (0.47)  (0.44)
                           ----------  ----------         ------        ------  ------  ------
 Net asset value, end of
  period                   $    11.02  $    11.29         $12.88        $12.95  $11.33  $10.09
                           ----------  ----------         ------        ------  ------  ------
 Total return*                  13.06%       6.71%         14.89%        21.95%  17.35%  14.20%
 Ratios and supplemental
  data
 Net assets, end of
  period (millions)        $      279  $      434         $  580        $1,625  $1,481  $1,345
 Ratios to average net
  assets
 Expenses ++                     1.66%       1.71%          1.35%+        1.70%   1.72%   1.77%
 Net investment income           1.73%       2.23%          2.66%+        2.50%   2.71%   3.33%
 Portfolio turnover rate          109%        102%            76%           89%     96%     88%

(a) For the period from January 20, 1998 (commencement of class operations) to March 31, 1998.
(b) For the nine months ended March 31, 1998. The Fund changed its fiscal year end from June 30 to March 31, effective March 31, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                               Year Ended
                                                March 31,     Period Ended
                                              --------------   March 31,
                                               2000    1999    1998 # (a)
 CLASS C SHARES
 Net asset value, beginning of period         $11.30  $12.88     $12.43
                                              ------  ------     ------
 Income from investment operations
 Net investment income                          0.19    0.26       0.05
 Net realized and unrealized gain or loss on
  securities and foreign currency related
  transactions                                  1.19    0.51       0.75
                                              ------  ------     ------
 Total from investment operations               1.38    0.77       0.80
                                              ------  ------     ------
 Distributions to shareholders from
 Net investment income                         (0.20)  (0.32)     (0.09)
 Net realized gains on securities              (1.45)  (2.03)     (0.26)
                                              ------  ------     ------
 Total distributions                           (1.65)  (2.35)     (0.35)
                                              ------  ------     ------
 Net asset value, end of period               $11.03  $11.30     $12.88
                                              ------  ------     ------
 Total return*                                 13.06%   6.79%      6.58%
 Ratios and supplemental data
 Net assets, end of period (millions)         $    3  $    2     $    1
 Ratios to average net assets
 Expenses ++                                    1.66%   1.71%      1.76%+
 Net investment income                          1.73%   2.21%      2.41%+
 Portfolio turnover rate                         109%    102%        76%

                                               Year Ended
                                                March 31,     Period Ended
                                              --------------   March 31,
                                               2000    1999    1998 # (b)
 CLASS Y SHARES
 Net asset value, beginning of period         $11.27  $12.86     $12.01
                                              ------  ------     ------
 Income from investment operations
 Net investment income                          0.32    0.39       0.08
 Net realized and unrealized gain or loss on
  securities and foreign currency related
  transactions                                  1.17    0.49       0.86
                                              ------  ------     ------
 Total from investment operations               1.49    0.88       0.94
                                              ------  ------     ------
 Distributions to shareholders from
 Net investment income                         (0.31)  (0.44)     (0.09)
 Net realized gains on securities              (1.45)  (2.03)         0
                                              ------  ------     ------
 Total distributions                           (1.76)  (2.47)     (0.09)
                                              ------  ------     ------
 Net asset value, end of period               $11.00  $11.27     $12.86
                                              ------  ------     ------
 Total return                                  14.21%   7.79%      7.79%
 Ratios and supplemental data
 Net assets, end of period (millions)         $   20  $   34     $   39
 Ratios to average net assets
 Expenses ++                                    0.66%   0.71%      0.75%+
 Net investment income                          2.73%   3.22%      3.47%+
 Portfolio turnover rate                         109%    102%        76%

(a) For the period from January 22, 1998 (commencement of class operations) to March 31, 1998.
(b) For the period from January 26, 1998 (commencement of class operations) to March 31, 1998.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                Year Ended March 31,           December 31,
                            --------------------------------  ----------------
                             2000    1999   1998 #  1997 (b)   1996   1995 (a)
 CLASS A SHARES
 Net asset value,
  beginning of period       $20.98  $20.44  $16.00   $16.13   $15.12   $12.24
                            ------  ------  ------   ------   ------   ------
 Income from investment
  operations
 Net investment income        0.36    0.44    0.44     0.12     0.50     0.44
 Net realized and
  unrealized gain or loss
  on securities and
  foreign currency related
  transactions                3.01    0.68    4.87    (0.13)    1.16     3.14
                            ------  ------  ------   ------   ------   ------
 Total from investment
  operations                  3.37    1.12    5.31    (0.01)    1.66     3.58
                            ------  ------  ------   ------   ------   ------
 Distributions to
  shareholders from
 Net investment income       (0.35)  (0.43)  (0.44)   (0.12)   (0.50)   (0.47)
 Net realized gains on
  securities                 (0.59)  (0.15)  (0.43)       0    (0.15)   (0.23)
                            ------  ------  ------   ------   ------   ------
 Total distributions         (0.94)  (0.58)  (0.87)   (0.12)   (0.65)   (0.70)
                            ------  ------  ------   ------   ------   ------
 Net asset value, end of
  period                    $23.41  $20.98  $20.44   $16.00   $16.13   $15.12
                            ------  ------  ------   ------   ------   ------
 Total return*               16.38%   5.58%  33.88%   (0.20%)  11.30%   29.70%
 Ratios and supplemental
  data
 Net assets, end of period
  (millions)                $  486  $  380  $  350   $  220   $  206   $  107
 Ratios to average net
  assets
 Expenses ++                  1.21%   1.26%   1.28%    1.25%+   1.24%    1.33%+
 Net investment income        1.62%   2.18%   2.39%    2.83%+   3.39%    3.73%+
 Portfolio turnover rate        83%     10%      9%       2%      10%      28%

                                                                Year Ended
                                Year Ended March 31,           December 31,
                            --------------------------------  ----------------
                             2000    1999   1998 #  1997 (b)   1996   1995 (a)
 CLASS B SHARES
 Net asset value,
  beginning of period       $20.88  $20.34  $15.94   $16.07   $15.07   $12.24
                            ------  ------  ------   ------   ------   ------
 Income from investment
  operations
 Net investment income        0.19    0.29    0.30     0.09     0.40     0.36
 Net realized and
  unrealized gain or loss
  on securities and
  foreign currency related
  transactions                3.00    0.67    4.84    (0.13)    1.15     3.09
                            ------  ------  ------   ------   ------   ------
 Total from investment
  operations                  3.19    0.96    5.14    (0.04)    1.55     3.45
                            ------  ------  ------   ------   ------   ------
 Distributions to
  shareholders from
 Net investment income       (0.19)  (0.27)  (0.31)   (0.09)   (0.40)   (0.39)
 Net realized gains on
  securities                 (0.59)  (0.15)  (0.43)       0    (0.15)   (0.23)
                            ------  ------  ------   ------   ------   ------
 Total distributions         (0.78)  (0.42)  (0.74)   (0.09)   (0.55)   (0.62)
                            ------  ------  ------   ------   ------   ------
 Net asset value, end of
  period                    $23.29  $20.88  $20.34   $15.94   $16.07   $15.07
                            ------  ------  ------   ------   ------   ------
 Total return*               15.48%   4.81%  32.81%   (0.30%)  10.50%   28.70%
 Ratios and supplemental
  data
 Net assets, end of period
  (millions)                $1,612  $1,432  $1,124   $  606   $  570   $  296
 Ratios to average net
  assets
 Expenses ++                  1.96%   2.01%   2.04%    2.00%+   1.99%    2.07%+
 Net investment income        0.88%   1.43%   1.63%    2.07%+   2.64%    2.99%+
 Portfolio turnover rate        83%     10%      9%       2%      10%      28%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                                                                 Year Ended
                                  Year Ended March 31,          December 31,
                            --------------------------------  ----------------
                             2000    1999   1998 #  1997 (b)   1996   1995 (a)
 CLASS C SHARES
 Net asset value,
  beginning of period       $20.87  $20.34  $15.94   $16.06   $15.07   $12.24
                            ------  ------  ------   ------   ------   ------
 Income from investment
  operations
 Net investment income        0.19    0.29    0.30     0.09     0.40     0.34
 Net realized and
  unrealized gain or loss
  on securities
  and foreign currency
  related transactions        3.00    0.66    4.84    (0.13)    1.14     3.09
                            ------  ------  ------   ------   ------   ------
 Total from investment
  operations                  3.19    0.95    5.14    (0.04)    1.54     3.43
                            ------  ------  ------   ------   ------   ------
 Distributions to
  shareholders from
 Net investment income       (0.19)  (0.27)  (0.31)   (0.08)   (0.40)   (0.37)
 Net realized gains on
  securities                 (0.59)  (0.15)  (0.43)       0    (0.15)   (0.23)
                            ------  ------  ------   ------   ------   ------
 Total distributions         (0.78)  (0.42)  (0.74)   (0.08)   (0.55)   (0.60)
                            ------  ------  ------   ------   ------   ------
 Net asset value, end of
  period                    $23.28  $20.87  $20.34   $15.94   $16.06   $15.07
                            ------  ------  ------   ------   ------   ------
 Total return*               15.49%   4.76%  32.81%   (0.30%)  10.40%   28.50%
 Ratios and supplemental
  data
 Net assets, end of period
  (millions)                $   76  $   68  $   50   $   28   $   27   $   11
 Ratios to average net
  assets
 Expenses++                   1.96%   2.01%   2.04%    2.00%+   1.99%    2.23%+
 Net investment income        0.88%   1.43%   1.63%    2.07%+   2.64%    2.83%+
 Portfolio turnover rate        83%     10%      9%       2%      10%      28%

                                                                  Year Ended
                                    Year Ended March 31,         December 31,
                              --------------------------------  --------------
                               2000    1999   1998 #  1997 (b)   1996    1995
 CLASS Y SHARES
 Net asset value, beginning
  of period                   $20.99  $20.45  $16.02   $16.14   $15.13  $12.27
                              ------  ------  ------   ------   ------  ------
 Income from investment
  operations
 Net investment income          0.43    0.49    0.49     0.13     0.54    0.51
 Net realized and unrealized
  gain or loss on securities
  and foreign currency
  related transactions          3.00    0.68    4.86    (0.13)    1.16    3.07
                              ------  ------  ------   ------   ------  ------
 Total from investment
  operations                    3.43    1.17    5.35     0.00     1.70    3.58
                              ------  ------  ------   ------   ------  ------
 Distributions to
  shareholders from
 Net investment income         (0.41)  (0.48)  (0.49)   (0.12)   (0.54)  (0.49)
 Net realized gains on
  securities                   (0.59)  (0.15)  (0.43)       0    (0.15)  (0.23)
                              ------  ------  ------   ------   ------  ------
 Total distributions           (1.00)  (0.63)  (0.92)   (0.12)   (0.69)  (0.72)
                              ------  ------  ------   ------   ------  ------
 Net asset value, end of
  period                      $23.42  $20.99  $20.45   $16.02   $16.14  $15.13
                              ------  ------  ------   ------   ------  ------
 Total return                  16.68%   5.84%  34.12%    0.00%   11.50%  29.70%
 Ratios and supplemental
  data
 Net assets, end of period
  (millions)                  $1,176  $1,238  $1,117   $  802   $  809  $  623
 Ratios to average net
  assets
 Expenses++                     0.96%   1.01%   1.03%    1.00%+   0.99%   1.07%
 Net investment income          1.89%   2.43%   2.65%    3.07%+   3.64%   3.89%
 Portfolio turnover rate          83%     10%      9%       2%      10%     28%

(a) For the period from January 3, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
*   Excluding applicable sales charges.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                Year Ended
                                   Year Ended March 31,         December 31,
                            --------------------------------  ----------------
                             2000    1999    1998   1997 (b)   1996   1995 (a)
 CLASS A SHARES
 Net asset value,
  beginning of period       $16.17  $16.36  $13.57   $13.50   $12.20   $10.44
                            ------  ------  ------   ------   ------   ------
 Income from investment
  operations
 Net investment income        0.36    0.34    0.31     0.07     0.27     0.29
 Net realized and
  unrealized gain or loss
  on securities               1.00   (0.16)   2.96     0.06**   1.59     2.24
                            ------  ------  ------   ------   ------   ------
 Total from investment
  operations                  1.36    0.18    3.27     0.13     1.86     2.53
                            ------  ------  ------   ------   ------   ------
 Distributions to
  shareholders from
 Net investment income       (0.35)  (0.34)  (0.30)   (0.06)   (0.28)   (0.31)
 Net realized gains on
  securities                     0   (0.03)  (0.18)       0    (0.28)   (0.46)
                            ------  ------  ------   ------   ------   ------
 Total distributions         (0.35)  (0.37)  (0.48)   (0.06)   (0.56)   (0.77)
                            ------  ------  ------   ------   ------   ------
 Net asset value, end of
  period                    $17.18  $16.17  $16.36   $13.57   $13.50   $12.20
                            ------  ------  ------   ------   ------   ------
 Total return*                8.54%   1.19%  24.40%    1.00%   15.40%   24.80%
 Ratios and supplemental
  data
 Net assets, end of period
  (millions)                $   78  $   82  $   70   $   15   $   11   $    3
 Ratios to average net
  assets
 Expenses++                   1.30%   1.33%   1.42%    1.38%+   1.52%    1.75%+
 Net investment income        2.15%   2.18%   2.21%    2.30%+   2.39%    2.79%+
 Portfolio turnover rate       120%     64%     50%      29%      88%     110%

                                                                Year Ended
                                Year Ended March 31,           December 31,
                            --------------------------------  ----------------
                             2000    1999    1998   1997 (b)   1996   1995 (c)
 CLASS B SHARES
 Net asset value,
  beginning of period       $16.14  $16.33  $13.56   $13.49   $12.19   $10.31
                            ------  ------  ------   ------   ------   ------
 Income from investment
  operations
 Net investment income        0.23    0.22    0.21     0.05     0.19     0.22
 Net realized and
  unrealized gain or loss
  on securities               1.00   (0.15)   2.94     0.06**   1.59     2.37
                            ------  ------  ------   ------   ------   ------
 Total from investment
  operations                  1.23    0.07    3.15     0.11     1.78     2.59
                            ------  ------  ------   ------   ------   ------
 Distributions to
  shareholders from
 Net investment income       (0.23)  (0.23)  (0.20)   (0.04)   (0.20)   (0.25)
 Net realized gains on
  securities                     0   (0.03)  (0.18)       0    (0.28)   (0.46)
                            ------  ------  ------   ------   ------   ------
 Total distributions         (0.23)  (0.26)  (0.38)   (0.04)   (0.48)   (0.71)
                            ------  ------  ------   ------   ------   ------
 Net asset value, end of
  period                    $17.14  $16.14  $16.33   $13.56   $13.49   $12.19
                            ------  ------  ------   ------   ------   ------
 Total return*                7.69%   0.41%  23.44%    0.08%   14.70%   25.60%
 Ratios and supplemental
  data
 Net assets, end of period
  (millions)                $  209  $  244  $  185   $   39   $   28   $    7
 Ratios to average net
  assets
 Expenses++                   2.05%   2.08%   2.18%    2.14%+   2.27%    2.50%+
 Net investment income        1.39%   1.42%   1.46%    1.55%+   1.64%    2.03%+
 Portfolio turnover rate       120%     64%     50%      29%       2%     110%

(a) For the period from January 17, 1995 (commencement of class operations) to December 31, 1995.
(b) For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
(c) For the period from January 6, 1995 (commencement of class operations) to December 31, 1995.
*   Excluding applicable sales charges.
** The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                               Year Ended March 31,          Year Ended December 31,
                           --------------------------------  --------------------------
                            2000    1999    1998   1997 (b)     1996        1995 (a)
 CLASS C SHARES
 Net asset value,
  beginning of period      $16.11  $16.30  $13.53   $13.47        $12.19   $     10.69
                           ------  ------  ------   ------   -----------   -----------
 Income from investment
  operations
 Net investment income       0.23    0.22    0.21     0.06          0.18          0.22
 Net realized and
  unrealized gain or loss
  on securities              1.01   (0.15)   2.94     0.05**        1.58          1.99
                           ------  ------  ------   ------   -----------   -----------
 Total from investment
  operations                 1.24    0.07    3.15     0.11          1.76          2.21
                           ------  ------  ------   ------   -----------   -----------
 Distributions to
  shareholders from
 Net investment income      (0.23)  (0.23)  (0.20)   (0.05)        (0.20)        (0.25)
 Net realized gains on
  securities                    0   (0.03)  (0.18)       0         (0.28)        (0.46)
                           ------  ------  ------   ------   -----------   -----------
 Total distributions        (0.23)  (0.26)  (0.38)   (0.05)        (0.48)        (0.71)
                           ------  ------  ------   ------   -----------   -----------
 Net asset value, end of
  period                   $17.12  $16.11  $16.30   $13.53        $13.47   $     12.19
                           ------  ------  ------   ------   -----------   -----------
 Total return*               7.77%   0.41%  23.49%    0.08%        14.50%        21.20%
 Ratios and supplemental
  data
 Net assets, end of
  period (millions)        $   37  $   45  $   28   $    5   $         4   $         1
 Ratios to average net
  assets
 Expenses ++                 2.05%   2.08%   2.18%    2.13%+        2.25%         2.50%+
 Net investment income       1.39%   1.42%   1.46%    1.55%+        1.64%         2.07%+
 Portfolio turnover rate      120%     64%     50%      29%           88%          110%

                               Year Ended March 31,          Year Ended December 31,
                           --------------------------------  --------------------------
                           2000 #   1999    1998   1997 (b)     1996         1995
 CLASS Y SHARES
 Net asset value,
  beginning of period      $16.20  $16.39  $13.61   $13.54        $12.22   $     10.27
                           ------  ------  ------   ------   -----------   -----------
 Income from investment
  operations
 Net investment income       0.40    0.37    0.37     0.09          0.34          0.35
 Net realized and
  unrealized gain or loss
  on securities              1.02   (0.15)   2.95     0.05**        1.56          2.39
                           ------  ------  ------   ------   -----------   -----------
 Total from investment
  operations                 1.42    0.22    3.32     0.14          1.90          2.74
                           ------  ------  ------   ------   -----------   -----------
 Distributions to
  shareholders from
 Net investment income      (0.40)  (0.38)  (0.36)   (0.07)        (0.30)        (0.33)
 Net realized gains on
  securities                    0   (0.03)  (0.18)       0         (0.28)        (0.46)
                           ------  ------  ------   ------   -----------   -----------

 Total distributions        (0.40)  (0.41)  (0.54)   (0.07)        (0.58)        (0.79)
                           ------  ------  ------   ------   -----------   -----------
 Net asset value, end of
  period                   $17.22  $16.20  $16.39   $13.61        $13.54   $     12.22
                           ------  ------  ------   ------   -----------   -----------
 Total return                8.86%   1.38%  24.73%    1.00%        15.80%        27.30%
 Ratios and supplemental
  data
 Net assets, end of
  period (millions)        $    8  $   24  $   20   $   15   $        15   $        13
 Ratios to average net
  assets
 Expenses ++                 1.04%   1.08%   1.15%    1.13%+        1.30%         1.50%
 Net investment income       2.42%   2.42%   2.48%    2.54%+        2.63%         3.06%
 Portfolio turnover rate      120%     64%     50%      29%           88%          110%

(a) For the period from March 3, 1995 (commencement of class operations) to De-cember 31, 1995.
(b) For the three months ended March 31, 1997. The Fund changed its fiscal year end from December 31 to March 31, effective March 31, 1997.
*   Excluding applicable sales charges.
** The per share amount is not in accord with the net realized and unrealized gains or losses for the period due to the timing of the sales of Fund shares and the amount of per share realized and unrealized gains or losses at such time.
+   Annualized.
++ Ratio of expenses to average net assets includes fee waivers and excludes expense reductions.
# Net investment income is based on average shares outstanding during the period.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Fund
                            Schedule of Investments
                                 March 31, 2000


   Shares                                                             Value

 COMMON STOCKS - 59.8%
             Automobiles - 0.6%
     118,000 General Motors Corp...............................   $    9,771,875
                                                                  --------------
             Banks - 1.8%
     140,000 Chase Manhattan Corp..............................       12,206,250
     160,000 FleetBoston Financial Corp........................        5,840,000
     360,000 Mellon Financial Corp.............................       10,620,000
                                                                  --------------
                                                                      28,666,250
                                                                  --------------
             Beverages - 0.7%
      91,000 Anheuser Busch Companies, Inc.....................        5,664,750
     150,000 Pepsico, Inc......................................        5,184,375
                                                                  --------------
                                                                      10,849,125
                                                                  --------------
             Biotechnology - 1.0%
      80,000 * Amgen, Inc......................................        4,910,000
      36,000 * Biogen, Inc.....................................        2,515,500
      30,000 * MedImmune, Inc..................................        5,223,750
      17,000 * Millennium Pharmaceuticals, Inc.................        2,207,875
                                                                  --------------
                                                                      14,857,125
                                                                  --------------
             Chemicals - 0.4%
     110,000 Millipore Corp....................................        6,208,125
                                                                  --------------
             Commercial Services &
              Supplies - 0.9%
     105,000 Automatic Data Processing, Inc. ..................        5,066,250
     150,000 Electronic Data Systems Corp......................        9,628,125
                                                                  --------------
                                                                      14,694,375
                                                                  --------------
             Communications Equipment - 6.1%
     520,000 * Cisco Systems, Inc. ............................       40,202,500
      30,000 Corning, Inc......................................        5,820,000
     233,000 Lucent Technologies, Inc..........................       14,154,750
      66,500 Motorola, Inc.....................................        9,467,937
      38,700 Nokia Corp., ADR..................................        8,407,575
      95,000 Nortel Networks Corp..............................       11,970,000
      17,000 * RF Micro Devices, Inc...........................        2,284,375
      50,000 Scientific Atlanta, Inc...........................        3,171,875
                                                                  --------------
                                                                      95,479,012
                                                                  --------------
             Computers & Peripherals - 3.2%
      72,000 * EMC Corp........................................        9,000,000
      40,000 * Gateway, Inc....................................        2,120,000
      95,000 Hewlett-Packard Co................................       12,593,437
      97,700 International Business Machines Corp..............       11,528,600
      48,000 * Lexmark Intl. Group, Inc., Cl. A................        5,076,000
      16,450 Palm, Inc.+.......................................          738,194
     103,200 * Sun Microsystems, Inc...........................        9,670,163
                                                                  --------------
                                                                      50,726,394
                                                                  --------------
             Diversified Financials - 6.0%
      45,000 American Express Co...............................        6,702,188
     366,400 Citigroup, Inc....................................       21,732,100
     140,000 Federal Home Loan Mtge. Assn......................        6,186,250
     255,000 General Electric Co. .............................       39,572,812

   Shares                                                             Value

 COMMON STOCKS - continued
             Diversified Financials - continued
     150,000 Morgan Stanley, Dean Witter & Co..................   $   12,234,375
     120,000 Schwab (Charles) & Co., Inc.......................        6,817,500
                                                                  --------------
                                                                      93,245,225
                                                                  --------------
             Diversified Telecommunication Services - 6.0%
      60,000 * Allegiance Telecom, Inc.........................        4,837,500
     244,050 AT&T Corp.........................................       13,727,813
     200,000 * AT&T Corp. Liberty Media Group, Cl. A...........       11,850,000
     105,202 Bell Atlantic Corp................................        6,430,472
     150,000 BellSouth Corp....................................        7,050,000
     170,000 * Global Crossing, Ltd.+..........................        6,959,375
      80,000 GTE Corp..........................................        5,680,000
      76,000 * Intermedia Communications, Inc.+................        3,671,750
     150,000 * MCI WorldCom, Inc...............................        6,796,875
     235,000 SBC Communications, Inc...........................        9,870,000
     120,960 Sprint Corp. .....................................        7,620,480
      85,000 U.S. West, Inc....................................        6,173,125
      63,300 * Winstar Communications, Inc.+...................        3,798,000
                                                                  --------------
                                                                      94,465,390
                                                                  --------------
             Electric Utilities - 0.5%
     195,000 Dominion Resources, Inc...........................        7,495,313
                                                                  --------------
             Electrical Equipment - 0.5%
     170,000 * American Power Conversion Corp..................        7,288,750
                                                                  --------------
             Electronic Equipment & Instruments - 0.5%
      25,000 * Sandisk Corp....................................        3,062,500
      80,000 * Sanmina Corp.+..................................        5,405,000
                                                                  --------------
                                                                       8,467,500
                                                                  --------------
             Health Care Equipment & Supplies - 1.2%
     217,000 Medtronic, Inc....................................       11,161,938
      72,000 PE Corp-PE Biosystems Group.......................        6,948,000
                                                                  --------------
                                                                      18,109,938
                                                                  --------------
             Health Care Providers & Services - 0.7%
     325,000 * Health Management Associates, Inc., Cl. A.......        4,631,250
     100,000 United Healthcare Corp............................        5,962,500
                                                                  --------------
                                                                      10,593,750
                                                                  --------------
             Industrial Conglomerates - 0.7%
     225,000 Tyco International, Ltd...........................       11,221,875
                                                                  --------------
             Insurance - 1.9%
      60,000 AMBAC Finl. Group, Inc............................        3,022,500
     143,750 American International Group, Inc.................       15,740,625
     105,000 Marsh & McLennan Co., Inc.........................       11,582,812
                                                                  --------------
                                                                      30,345,937
                                                                  --------------

                                   EVERGREEN
                                 Balanced Fund
                      Schedule of Investments (continued)
                                 March 31, 2000


   Shares                                                             Value

 COMMON STOCKS - continued
             Internet Software & Services - 0.9%
     125,000 * America Online, Inc.............................   $    8,406,250
      15,000 VeriSign, Inc.....................................        2,242,500
      24,000 * Yahoo!, Inc.+...................................        4,113,000
                                                                  --------------
                                                                      14,761,750
                                                                  --------------
             Machinery - 0.4%
     150,000 Deere & Co........................................        5,700,000
                                                                  --------------
             Media - 3.8%
     165,000 * CBS Corp........................................        9,343,125
      60,000 * Clear Channel Communications, Inc...............        4,143,750
     140,000 Disney (Walt) Co. ................................        5,792,500
     200,000 Martha Stewart Living Omnimedia, Inc.+............        5,400,000
      85,000 Seagram Co., Ltd..................................        5,057,500
     140,000 Time Warner, Inc..................................       14,000,000
      90,000 * Univision Communications, Inc., Cl. A+..........       10,170,000
      90,000 * Viacom, Inc., Cl. B.............................        4,747,500
                                                                  --------------
                                                                      58,654,375
                                                                  --------------
             Metals & Mining - 0.3%
      70,000 Alcoa, Inc........................................        4,917,500
                                                                  --------------
             Multiline Retail - 1.7%
     175,000 * Costco Wholesale Corp. .........................        9,198,438
      80,000 Target Corp.......................................        5,980,000
     200,000 Wal-Mart Stores, Inc..............................       11,100,000
                                                                  --------------
                                                                      26,278,438
                                                                  --------------
             Oil & Gas - 5.0%
     255,000 Apache Corp.......................................       12,686,250
      80,800 Atlantic Richfield Co.............................        6,868,000
      96,868 BP Amoco PLC, ADR+................................        5,140,058
     185,989 Conoco, Inc., Cl. B...............................        4,765,968
     100,000 Devon Energy Corp.................................        4,856,250
     282,664 Exxon Mobil Corp..................................       21,994,792
     155,000 Royal Dutch Petroleum Co..........................        8,922,188
     200,000 Sunoco, Inc.......................................        5,475,000
     150,000 Texaco, Inc.......................................        8,043,750
                                                                  --------------
                                                                      78,752,256
                                                                  --------------
             Paper & Forest Products - 0.4%
     120,000 Bowater, Inc......................................        6,405,000
                                                                  --------------
             Personal Products - 0.3%
      95,000 Kimberly-Clark Corp...............................        5,320,000
                                                                  --------------
             Pharmaceuticals - 2.6%
     210,000 American Home Products Corp.......................       11,261,250
      62,500 Johnson & Johnson.................................        4,378,906
     225,000 Merck & Co., Inc..................................       13,978,125
     100,000 Schering-Plough Corp..............................        3,675,000
      80,000 Warner-Lambert Co.................................        7,800,000
                                                                  --------------
                                                                      41,093,281
                                                                  --------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Semiconductor Equipment & Products - 5.0%
      84,000 * Applied Materials, Inc..........................   $    7,917,000
      15,000 * Broadcom Corp...................................        3,643,125
     150,000 Integrated Device Technology......................        5,943,750
     256,000 Intel Corp........................................       33,776,000
     115,000 * LSI Logic Corp. +...............................        8,351,875
      15,000 * PMC-Sierra, Inc.................................        3,055,312
     115,000 * Teradyne, Inc...................................        9,458,750
      40,000 Texas Instruments, Inc............................        6,400,000
                                                                  --------------
                                                                      78,545,812
                                                                  --------------
             Software - 4.5%
      15,000 * I2 Technologies, Inc. +.........................        1,831,875
     390,000 * Microsoft Corp..................................       41,437,500
     210,000 * Oracle Systems Corp. ...........................       16,393,125
      50,000 * Remedy Corp.....................................        2,106,250
      45,000 * Siebel Systems, Inc.............................        5,374,687
      23,000 * Veritas Software Corp...........................        3,013,000
                                                                  --------------
                                                                      70,156,437
                                                                  --------------
             Specialty Retail - 1.1%
      70,000 * Best Buy Co., Inc...............................        6,020,000
     105,000 Home Depot, Inc...................................        6,772,500
     200,000 * Staples, Inc....................................        4,000,000
                                                                  --------------
                                                                      16,792,500
                                                                  --------------
             Wireless Telecommunications Services - 1.1%
     140,000 Vodafone AirTouch Plc, ADR+.......................        7,778,750
      70,360 * Voicestream Wireless Corp.+.....................        9,063,248
                                                                  --------------
                                                                      16,841,998
                                                                  --------------
             Total Common Stocks
              (cost $653,904,089)..............................      936,705,306
                                                                  --------------
  Principal
   Amount                                                             Value
 ASSET-BACKED SECURITIES - 2.9%
 $ 2,500,000 CNL Funding, L.P.,
              Ser. 1998-1, Cl. B1,
              6.60%, 4/18/2011.................................        2,264,844
             Contimortgage Home Equity Loan Trust:
   4,000,000 Ser. 1998-1, Cl. A6,
             6.58%, 12/15/2018.................................        3,897,580
   2,750,000 Ser. 1997-4, Cl. A7,
             6.63%, 9/15/2016..................................        2,624,751
   6,150,000 Corestates Home Equity Loan Trust,
              Ser. 1996-1, Cl. A4,
              7.00%, 6/15/2012 (d).............................        6,115,345
   4,500,000 Delta Funding Home Equity Loan Trust,
              Ser. 1997-1, Cl. A5,
              7.74%, 4/25/2029.................................        4,485,622
   6,000,000 Green Tree Finl. Corp.,
              Ser. 1997-3, Cl. A5,
              7.14%, 7/15/2028.................................        5,967,990

                                   EVERGREEN
                                 Balanced Fund
                      Schedule of Investments (continued)
                                 March 31, 2000

  Principal
   Amount                                                             Value

 ASSET-BACKED SECURITIES - continued
             Merrill Lynch Mtge. Investors, Inc.:
 $ 2,657,268 Ser. 1992-D, Cl. B,
             8.50%, 6/15/2017..................................   $    2,663,659
   3,688,665 Ser. 1991-D, Cl. B,
             9.85%, 7/15/2011..................................        3,745,083
   1,498,658 Mid State Trust,
              Ser. 6, Cl. A3,
              7.54%, 7/1/2035..................................        1,433,114
  10,000,000 Premier Auto Trust,
              Ser. 1997-2, Cl. B,
              6.53%, 12/6/2003.................................        9,884,350
   2,500,000 Railcar Leasing LLC,
              Ser. 1, Cl. A2,
              7.125%, 1/15/2013................................        2,486,787
     320,000 University Support Svcs., Inc.,
              Ser. 1992-CD, Cl. D,
              9.00%, 11/1/2007.................................          319,520
                                                                  --------------
             Total Asset-Backed Securities
              (cost $46,641,516)...............................       45,888,645
                                                                  --------------
 COLLATERALIZED MORTGAGE OBLIGATIONS - 5.9%
             Bear Stearns Comml. Mtge. Securities, Inc.:
  10,000,000 Ser. 1998-C1, Cl. C,
             6.75%, 6/16/2030..................................        9,190,188
   2,000,000 Ser. 2000-WF1, Cl. A2,
             7.78%, 2/15/2010..................................        2,044,545
   1,986,951 Carco Auto Loan Master Trust,
              Ser. 1997-1, Cl. A,
              6.689%, 8/15/2004................................        1,983,762
   4,500,000 Chase Comml. Mtge. Securities Corp.,
              Ser. 1999-2, Cl. B,
              7.343%, 11/15/2009...............................        4,384,687
   2,400,000 Comml. Mtge. Acceptance Corp.,
              Ser. 1997-ML1, Cl. B,
              6.489%, 12/15/2007...............................        2,281,668
   5,000,000 Criimi Mae Comml. Mtge. Trust,
              Ser. 1998-C1, Cl. A2,
              7.00%, 3/2/2011..................................        4,334,825
   5,188,006 Criimi Mae Finl. Corp.,
              Ser. 1, Cl. A,
              7.00%, 1/1/2033..................................        4,947,250
   6,446,401 DLJ Mtge. Acceptance Corp.,
              Ser. 1994-3, Cl. M,
              6.50%, 4/25/2024.................................        5,974,170
   1,250,000 FFCA Secured Lending Corp.,
              Ser. 1997-1, Cl. B1,
              7.74%, 6/18/2013.................................        1,229,844
   5,406,225 Finl. Asset Securitization, Inc.,
              Ser. 1997-NAM1, Cl. FXA2,
              7.75%, 4/25/2027.................................        5,343,431
             FNMA:
   8,125,000 Ser. 1993-248, Cl. SA,
             3.393%, 8/25/2023.................................        6,798,389
   4,350,000 Ser. 1997-M6, Cl. C,
             6.85%, 5/17/2020..................................        4,174,325
             GE Capital Mtge. Svcs., Inc.:
   3,745,000 Ser. 1994-27, Cl. A6,
             6.50%, 7/25/2024..................................        3,290,713
   5,000,000 Ser. 1999-15, Cl. A5,
             6.75%, 8/25/2029..................................        4,746,225

  Principal
   Amount                                                             Value

 COLLATERALIZED MORTGAGE OBLIGATIONS - continued
 $ 4,800,000 GMAC Comml. Mtge. Securities, Inc.,
              Ser. 2000-C1, Cl. A2,
              7.724%, 12/15/2009...............................   $    4,861,477
   6,452,828 Mellon Residential Funding Corp.,
              Ser. 1999-TBC1, Cl. A3,
              6.11%, 1/25/2029.................................        6,136,268
   7,012,466 Nomura Depositor Trust,
              Ser. 1998-ST1, Cl. A1,
              6.283%, 1/15/2003................................        6,942,868
             PNC Mtge. Securities Corp.:
   2,172,367 Ser. 1999-5, Cl. CB3,
             6.89%, 7/25/2029..................................        2,006,385
   2,429,035 Ser. 1997-4, Cl. 2PP3,
             7.25%, 7/25/2027..................................        2,312,842
   2,320,276 Ser. 1999-8, Cl. CB3,
             7.35%, 9/25/2029..................................        2,199,187
   3,825,813 Residential Asset Securization Trust,
              Ser. 2000-A2, Cl. NB1,
              8.00%, 4/25/2030.................................        3,819,836
   4,087,189 Residential Funding Mtge. Securities I, Inc.,
              Ser. 1999-S2, Cl. M1,
              6.50%, 1/25/2029.................................        3,695,166
                                                                  --------------
             Total Collateralized Mortgage Obligations
              (cost $95,762,272)...............................       92,698,051
                                                                  --------------
 CORPORATE BONDS - 14.4%
             Advertising & Related Services - 0.2%
   1,500,000 Infinity Broadcasting, Inc.,
              Sr. Sub. Notes,
              8.875%, 6/15/2007................................        1,530,000
   1,500,000 Lamar Media Corp.,
              Sr. Sub. Notes,
              9.625%, 12/1/2006................................        1,496,250
                                                                  --------------
                                                                       3,026,250
                                                                  --------------
             Aerospace & Defense - 0.5%
   8,300,000 Lockheed Martin Corp.,
              7.45%, 6/15/2004.................................        8,104,618
                                                                  --------------
             Automotive Equipment & Manufacturing - 0.5%
   1,000,000 Federal Mogul Corp., Notes,
              7.50%, 1/15/2009.................................          774,940
   6,000,000 Ford Motor Co., Deb.,
              8.90%, 1/15/2032.................................        6,703,260
   1,000,000 Lear Corp.,
              Sub. Notes,
              9.50%, 7/15/2006.................................          975,000
                                                                  --------------
                                                                       8,453,200
                                                                  --------------
             Banks - 0.5%
   3,465,000 Amsouth Bancorp.,
              Sub. Deb.,
              6.75%, 11/1/2025.................................        3,348,583
   3,250,000 Barnett Capital I,
              8.06%, 12/1/2026.................................        3,132,880
     698,000 Boatmen's Bancshares, Inc.,
              6.75%, 3/15/2003.................................          684,221
                                                                  --------------
                                                                       7,165,684
                                                                  --------------

                                   EVERGREEN
                                 Balanced Fund
                      Schedule of Investments (continued)
                                 March 31, 2000

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Building, Construction & Furnishings - 0.1%
 $ 1,750,000 American Standard, Inc.,
              Sr. Notes,
              7.375%, 2/1/2008................................   $    1,583,750
                                                                 --------------
             Cable/Other Video Distribution - 0.2%
   1,000,000 Charter Communications,
              Sr. Notes,
              8.625%, 4/1/2009................................          887,500
   3,000,000 CSC Holdings, Inc.,
              Sr. Notes, Ser. B,
              8.125%, 7/15/2009...............................        2,946,468
                                                                 --------------
                                                                      3,833,968
                                                                 --------------
             Chemical & Agricultural Products - 0.1%
   1,000,000 Huntsman ICI Chemicals LLC,
              Sr. Sub. Notes,
              10.125%, 7/1/2009...............................          970,000
   1,000,000 Scotts Co., Sr. Sub. Notes, 144A,
              8.625%, 1/15/2009...............................          925,000
                                                                 --------------
                                                                      1,895,000
                                                                 --------------
             Communication Systems & Services - 0.1%
   1,750,000 Century Communications Corp.,
              Sr. Notes,
              8.875%, 1/15/2007...............................        1,610,000
                                                                 --------------
             Consumer Products & Services - 0.1%
   1,000,000 Playtex Family Products Corp.,
              Sr. Sub. Notes,
              9.00%, 12/15/2003...............................          977,500
                                                                 --------------
             Energy - 0.5%
   2,750,000 Edison Mission Holdings Co.,
              Sr. Secd. Bond, Ser. A, 144A,
              8.137%, 10/1/2019...............................        2,648,531
   2,000,000 El Paso Energy Corp.,
              Sr. Notes,
              6.75%, 5/15/2009................................        1,859,684
   3,500,000 LSP Energy LP,
              Sr. Secd. Notes, 144A,
              7.164%, 6/30/2013...............................        3,321,636
                                                                 --------------
                                                                      7,829,851
                                                                 --------------
             Environmental Services - 0.2%
   2,382,334 Oslo Seismic Svcs., Inc.,
              1st Pfd. Mtge. Notes,
              8.28%, 6/1/2011.................................        2,374,391
                                                                 --------------
             Finance & Insurance - 3.9%
   5,500,000 AMBAC Finl. Group, Inc., Deb.,
              9.375%, 8/1/2011................................        6,079,183
   6,550,000 Associates Corp. No. America, MTN,
              8.625%, 11/15/2004..............................        6,839,051
   6,400,000 Comml. Credit Co., Notes,
              10.00%, 5/15/2009...............................        7,430,784
   1,280,000 Dean Witter, Discover & Co.,
              6.75%, 10/15/2013...............................        1,179,122
   4,000,000 Ford Motor Credit Co.,
              5.75%, 2/23/2004................................        3,770,452

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Finance & Insurance - continued
 $ 1,300,000 General Electric Capital Corp., MTN,
              8.75%, 3/14/2003................................   $    1,354,254
   5,500,000 GS Escrow Corp.,
              Sr. Notes,
              6.75%, 8/1/2001.................................        5,305,982
     640,000 Intl. Bank For Reconstruction & Dev. Co., MTN,
              7.95%, 5/15/2016................................          689,024
   1,750,000 Intl. Lease Fin. Corp.,
              5.75%, 1/15/2003+...............................        1,671,037
   5,000,000 Lehman Brothers Holdings, Inc.,
              6.625%, 4/1/2004................................        4,819,880
   2,700,000 Limestone Electron Trust,
              Sr. Notes, 144A,
              8.625%, 3/15/2003...............................        2,717,153
             Paine Webber Group, Inc.:
   2,500,000  6.375%, 5/15/2004                                       2,370,962
   5,460,000  6.45%, 12/1/2003................................        5,224,838
   2,500,000 Regl. Diversified Funding,
              Ltd., Sr. Notes, 144A,
              9.25%, 3/15/2030................................        2,512,668
   9,200,000 Sun Life Canada Capital Trust, Capital
              Securities, 144A,
              8.526%, 5/6/2007................................        8,579,396
                                                                 --------------
                                                                     60,543,786
                                                                 --------------
             Gaming - 0.3%
   1,000,000 Boyd Gaming Corp.,
              Sr. Sub. Notes,
              9.50%, 7/15/2007................................          941,250
   1,000,000 Harrahs Operating Co., Inc.,
              Sr. Sub. Notes,
              7.875%, 12/15/2005..............................          930,000
   1,000,000 Hollywood Park, Inc.,
              Sr. Sub. Notes,
              9.25%, 2/15/2007................................          985,000
   1,000,000 Mohegan Tribal Gaming Auth.,
              Sr. Notes,
              8.125%, 1/1/2006................................          947,500
   1,500,000 Station Casinos, Inc.,
              Sr. Sub. Notes,
              8.875%, 12/1/2008...............................        1,387,500
                                                                 --------------
                                                                      5,191,250
                                                                 --------------
             Healthcare Products & Services - 0.1%
   3,000,000 Healthsouth Corp., 144A,
              3.25%, 4/1/2003.................................        2,358,750
                                                                 --------------
             Industrial Specialty Products & Services - 0.1%
   1,126,000 Waste Management, Inc., Deb.,
              8.75%, 5/1/2018.................................        1,021,659
                                                                 --------------
             Information Services & Technology - 0.3%
   4,500,000 Comdisco Inc.,
              6.125%, 1/15/2003...............................        4,313,219
                                                                 --------------
             Lease Rental Obligations - 0.1%
   1,000,000 United Rentals, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.25%, 1/15/2009................................          890,000
                                                                 --------------

                                   EVERGREEN
                                 Balanced Fund
                      Schedule of Investments (continued)
                                 March 31, 2000

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Leisure & Tourism - 0.1%
 $ 1,100,000 Prime Hospitality Corp.,
              Sr. Sub. Notes, Ser. B,
              9.75%, 4/1/2007.................................   $    1,061,500
                                                                 --------------
             Machinery - Diversified - 0.1%
   2,000,000 Caterpillar, Inc.,
              9.375%, 7/15/2001...............................        2,047,234
                                                                 --------------
             Manufacturing -Distributing - 0.1%
     450,000 Owens Illinois, Inc.,
              Sr. Notes,
              7.35%, 5/15/2008................................          405,324
   1,001,000 Stanley Works, Notes,
              7.375%, 12/15/2002..............................          995,819
                                                                 --------------
                                                                      1,401,143
                                                                 --------------
             Oil/Energy - 0.4%
     931,000 Atlantic Richfield Co.,
              9.00%, 4/1/2021.................................        1,072,475
   1,000,000 Cross Timbers Oil Co.,
              Sr. Sub. Notes, Ser. B,
              8.75%, 11/1/2009................................          920,000
   1,050,000 Ocean Energy, Inc.,
              Sr. Sub. Notes, Ser. B,
              8.375%, 7/1/2008................................          981,750
   1,500,000 P&L Coal Holdings Corp.,
              Sr. Sub. Notes, Ser. B,
              9.625%, 5/15/2008...............................        1,338,750
     350,000 Triton Energy, Ltd.,
              Sr. Notes,
              8.75%, 4/15/2002................................          347,375
   2,000,000 Williams Gas Pipelines Co.,
              Sr. Notes, 144A,
              7.375%, 11/15/2006..............................        1,959,400
                                                                 --------------
                                                                      6,619,750
                                                                 --------------
             Paper & Packaging - 0.1%
   1,300,000 Packaging Corp. of America,
              Sr. Sub. Notes,
              9.625%, 4/1/2009................................        1,287,000
                                                                 --------------
             Pharmaceuticals - 0.3%
   5,000,000 Johnson & Johnson, Deb.,
              8.72%, 11/1/2024................................        5,426,775
                                                                 --------------
             Printing, Publishing, Broadcasting &
              Entertainment - 0.3%
     775,000 Ackerley Group, Inc.,
              Sr. Sub. Notes, Ser. B,
              9.00%, 1/15/2009................................          720,750
   1,000,000 Echostar DBS Corp.,
              Sr. Notes,
              9.375%, 2/1/2009................................          970,000
   1,000,000 Hollinger Intl. Publishing, Inc.,
              Sr. Sub. Notes,
              9.25%, 2/1/2006.................................          947,500
   1,000,000 Sinclair Broadcast Group, Inc.,
              Sr. Sub. Notes,
              10.00%, 9/30/2005...............................          945,000
     750,000 TV Guide, Inc., Sr. Sub. Notes,
              8.125%, 3/1/2009................................          742,500
                                                                 --------------
                                                                      4,325,750
                                                                 --------------

  Principal
   Amount                                                            Value

 CORPORATE BONDS - continued
             Real Estate - 0.6%
 $ 3,050,000 EOP Operating, Ltd., Sr. Notes,
              6.375%, 2/15/2003...............................   $    2,916,877
   6,200,000 Prudential Properties,
              Notes, 144A,
              7.125%, 7/1/2007................................        5,845,143
                                                                 --------------
                                                                      8,762,020
                                                                 --------------
             Retailing & Wholesale - 0.6%
   1,000,000 Ames Dept. Stores, Inc.,
              Sr. Notes,
              10.00%, 4/15/2006...............................          940,000
   3,000,000 CVS Corp., Notes,
              5.50%, 2/15/2004................................        2,801,361
   1,000,000 Jo-Ann Stores, Inc.,
              Sr. Sub. Notes,
              10.375%, 5/1/2007...............................          885,000
   5,000,000 Mattel, Inc.,
              6.125%, 7/15/2005...............................        4,383,455
     500,000 Michaels Stores, Inc.,
              Sr. Notes,
              10.875%, 6/15/2006..............................          522,500
                                                                 --------------
                                                                      9,532,316
                                                                 --------------
             Telecommunication Services
              & Equipment - 0.7%
   1,000,000 Global Crossing, Ltd.,
              Sr. Notes, 144A,
              9.125%, 11/15/2006..............................          955,000
   1,000,000 Hyperion Telecommunications, Inc., Sr. Secd.
              Notes, Ser. B,
              12.25%, 9/1/2004................................        1,040,000
   1,300,000 Nextlink Communications, Inc., Sr. Notes,
              12.50%, 4/15/2006...............................        1,345,500
   1,000,000 Price Communications Wireless, Inc., Sr. Sub.
              Notes,
              11.75%, 7/15/2007...............................        1,085,000
   2,500,000 Qwest Communications Intl., Inc., Sr. Notes,
              7.50%, 11/1/2008................................        2,430,010
   2,500,000 Telecom De Puerto Rico, Inc., Sr. Notes,
              6.65%, 5/15/2006................................        2,409,712
   1,050,000 Voicestream Wireless Co., Sr. Notes, 144A,
              10.375%, 11/15/2009.............................        1,050,000
   1,000,000 Williams Communications Group, Inc., Sr. Notes,
              10.875%, 10/1/2009..............................          992,500
                                                                 --------------
                                                                     11,307,722
                                                                 --------------
             Transportation - 1.0%
   3,120,000 Burlington Northern Santa Fe Corp., Notes,
              6.125%, 3/15/2009+..............................        2,821,416
   5,560,949 FedEx Corp.,
              6.845%, 1/15/2019...............................        5,301,614
   7,600,000 Golden State Petroleum Trans. Corp., 1st Mtge.
              Notes,
              8.04%, 2/1/2019.................................        6,869,754
                                                                 --------------
                                                                     14,992,784
                                                                 --------------

                                   EVERGREEN
                                 Balanced Fund
                      Schedule of Investments (continued)
                                 March 31, 2000

  Principal
   Amount                                                           Value

 CORPORATE BONDS - continued
             Utilities - Electric - 0.7%
 $ 6,000,000 Nationwide CSN Trust, Notes, 144A,
              9.875%, 2/15/2025...............................  $    6,485,706
   4,000,000 Soyland Power Coop., Inc.,
              8.67%, 9/15/2018................................       4,250,468
     838,000 Union Electric Co.,
              8.00%, 12/15/2022...............................         818,672
                                                                --------------
                                                                    11,554,846
                                                                --------------
             Utilities - Telephone - 0.1%
   2,000,000 MCI Worldcom, Inc., Notes,
              6.125%, 4/15/2002...............................       1,950,180
                                                                --------------
             Utilities - 0.5%
   1,750,000 AES Corp., Sr. Sub. Notes,
              8.50%, 11/1/2007................................       1,540,000
   6,500,000 Natl. Rural Util. Corp., Coll. Trust,
              5.00%, 10/1/2002................................       6,180,804
                                                                --------------
                                                                     7,720,804
                                                                --------------
             Airlines - 0.6%
   5,000,000 American Airlines, Inc.,
              8.39%, 1/2/2017.................................       5,062,000
   4,986,039 Continental Airlines, Inc.,
              Ser. 1999-1, Cl. B,
              6.795%, 2/2/2020................................       4,663,717
                                                                --------------
                                                                     9,725,717
                                                                --------------
             Water & Sewer - 0.4%
             Republic Services, Inc., Notes:
   4,000,000 6.625%, 5/15/2004................................       3,649,600
   2,200,000 7.125%, 5/15/2009................................       1,919,500
                                                                --------------
                                                                     5,569,100
                                                                --------------
             Total Corporate Bonds
              (cost $238,049,536).............................     224,457,517
                                                                --------------
 FOREIGN BONDS (NON U.S. DOLLARS) - 0.7%
  40,613,000 Nykredit,
         DKK  6.00%, 10/1/2029................................       4,957,899
  43,772,000 Realkredit Danmark,
         DKK  6.00%, 10/1/2029................................       5,337,912
                                                                --------------
             Total Foreign Bonds (Non U.S. Dollars)
              (cost $11,900,490)..............................      10,295,811
                                                                --------------
 MORTGAGE-BACKED SECURITIES - 5.4%
             FHLMC:
   4,493,255 5.683%, 8/1/2029.................................       4,348,594
      36,634 7.106%, 3/1/2022.................................          37,547
   1,915,731 7.144%, 4/1/2022.................................       1,979,245
     834,136 7.289%, 1/1/2022.................................         853,297
     995,430 8.119%, 5/1/2026.................................       1,013,024
             FNMA:
   2,442,063 5.482%, 7/1/2029.................................       2,358,920
  12,916,534 5.50%, 7/1/2009..................................      12,034,980

  Principal
   Amount                                                           Value

 MORTGAGE-BACKED SECURITIES - continued
             FNMA - continued
 $ 2,829,358 6.29%, 3/1/2027..................................  $    2,782,391
  10,230,618 6.386%, 11/1/2039................................      10,023,499
   5,018,727 6.50%, 10/1/2028.................................       4,711,932
   2,454,467 7.00%, 5/1/2024..................................       2,370,303
     949,331 7.141%, 5/1/2022.................................         964,826
      22,644 7.156%, 12/1/2019................................          23,423
   6,506,021 7.244%, 9/1/2021.................................       6,714,447
   1,792,025 7.279%, 1/1/2031.................................       1,857,041
   9,357,237 7.456%, 8/1/2027.................................       9,599,808
   7,935,609 7.49%, 8/1/2027..................................       8,179,407
   6,500,000 7.50%, 12/1/2099.................................       6,388,265
   2,537,634 8.00%, 10/1/2029.................................       2,545,221
   4,985,203 9.00%, 8/1/2014..................................       5,202,209
             GNMA:
     268,629 8.50%, 5/15/2021.................................         275,836
     124,214 8.50%, 7/15/2021.................................         127,547
     308,213 8.50%, 6/15/2022.................................         316,483
     196,623 9.00%, 10/15/2021................................         204,234
     120,833 9.50%, 2/15/2021.................................         126,837
                                                                --------------
             Total Mortgage-Backed Securities
              (cost $85,272,468)..............................      85,039,316
                                                                --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.9%
             FHLMC:
   7,000,000 4.75%, 12/14/2001................................       6,761,762
  10,000,000 5.75%, 6/15/2001.................................       9,877,800
  12,950,000 6.625%, 9/15/2009................................      12,475,240
                                                                --------------
             Total U.S. Government & Agency Obligations
              (cost $29,452,461)..............................      29,114,802
                                                                --------------
 U.S. TREASURY OBLIGATIONS - 4.6%
             U.S. Treasury Bonds:
  38,935,000 6.125%, 8/15/2029................................      39,725,887
  15,750,000 6.50%, 11/15/2026................................      16,621,180
   9,200,000 7.875%, 2/15/2021................................      11,019,879
      57,810 5.62-13.875%, 4/30/2000-2/15/2027(a).............          57,810
   5,000,000 U.S. Treasury Notes,
              6.00%, 8/15/2009................................       4,937,500
                                                                --------------
             Total U.S. Treasury Obligations
              (cost $69,000,707)..............................      72,362,256
                                                                --------------
 YANKEE OBLIGATIONS - 1.7%
             Banks - 0.1%
  30,000,000 Skandinaviska Enskilda,
              8.11%, 5/26/2033................................       2,415,000
                                                                --------------
             Cable/Other Video Distribution - 0.1%
   1,050,000 Rogers Cablesystems, Ltd.,
              11.00%, 12/1/2015...............................       1,189,125
                                                                --------------
             Finance & Insurance - 0.1%
   1,100,000 Tembec Fin. Corp.,
              9.875%, 9/30/2005...............................       1,100,000
                                                                --------------

                                   EVERGREEN
                                 Balanced Fund
                       Schedule of Investments(continued)
                                 March 31, 2000

  Principal
   Amount                                                            Value

 YANKEE OBLIGATIONS - continued
             Government - 0.2%
 $ 1,000,000 Philippines,
              9.875%, 3/16/2010................................  $      963,750
   1,500,000 United Mexican States,
              9.875%, 2/1/2010.................................       1,581,750
                                                                 --------------
                                                                      2,545,500
                                                                 --------------
             Oil/Energy - 0.2%
   1,750,000 Gulf Canada Resources, Ltd.,
              8.35%, 8/1/2006..................................       1,697,500
   2,250,000 Petroleum GEO Svcs.,
              7.50%, 3/31/2007.................................       2,187,945
                                                                 --------------
                                                                      3,885,445
                                                                 --------------
             Oil Field Services - 0.5%
   8,000,000 YPF Sociedad Anonima,
              7.25%, 3/15/2003.................................       7,790,512
                                                                 --------------
             Paper & Packaging - 0.1%
   1,100,000 Domtar, Inc.,
              8.75%, 8/1/2006..................................       1,109,625
     400,000 Norampac, Inc.,
              9.50%, 2/1/2008..................................         390,000
                                                                 --------------
                                                                      1,499,625
                                                                 --------------
             Telecommunication Services & Equipment - 0.1%
   1,000,000 Rogers Cantel, Inc.,
              9.75%, 6/1/2016..................................       1,105,000
     825,000 Telewest Communications, Plc,
              9.625%, 10/1/2006................................         800,250
                                                                 --------------
                                                                      1,905,250
                                                                 --------------

  Principal
   Amount                                                            Value

 YANKEE OBLIGATIONS - continued
             Utilities - 0.3%
 $ 5,000,000 TXU Eastern Funding Co.,
              6.75%, 5/15/2009.................................  $    4,537,455
                                                                 --------------
             Total Yankee Obligations
              (cost $28,323,867)...............................      26,867,912
                                                                 --------------

   Shares                                                            Value

 MUTUAL FUND SHARES - 4.4%
  69,153,929 Navigator Prime Portfolio (a)
              (cost $69,153,929)...............................      69,153,929
                                                                 --------------
  Principal
   Amount                                                            Value

 REPURCHASE AGREEMENTS - 2.1%
  33,094,000 Evergreen Joint Repurchase Agreement, 6.05%,
              dated 3/31/2000, due 4/3/2000, maturity value
              $33,110,685
              (cost $33,094,000)(b)............................      33,094,000
                                                                 --------------

              Total Investments -
               (cost $1,360,555,334)...................   103.8%  1,625,677,545
              Other Assets and
               Liabilities - net.......................    (3.8)    (60,073,614)
                                                         ------  --------------
              Net Assets...............................  100.00% $1,565,603,931
                                                         ======  ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                Foundation Fund
                            Schedule of Investments
                                 March 31, 2000


   Shares                                                             Value

 COMMON STOCKS - 72.0%
             Aerospace & Defense - 0.8%
   109,700 * General Motors Corp., Cl. H +.....................   $   13,657,650
   194,430   United Technologies Corp..........................       12,285,546
                                                                  --------------
                                                                      25,943,196
                                                                  --------------
             Auto Components - 0.2%
   332,760   Delphi Automotive Systems Corp....................        5,324,160
                                                                  --------------
             Banks - 2.7%
   932,039   BankAmerica Corp. ................................       48,873,795
   202,300   Chase Manhattan Corp. ............................       17,638,031
   355,400   FleetBoston Financial Corp........................       12,972,100
    85,700   State Street Corp. ...............................        8,302,188
    68,600   U.S. Bancorp......................................        1,500,625
                                                                  --------------
                                                                      89,286,739
                                                                  --------------
             Beverages - 0.9%
   182,000   Anheuser Busch Companies, Inc.....................       11,329,500
   519,640   Pepsico, Inc......................................       17,960,057
                                                                  --------------
                                                                      29,289,557
                                                                  --------------
             Biotechnology - 0.4%
   196,900 * Amgen, Inc. +.....................................       12,084,738
                                                                  --------------
             Chemicals - 1.5%
    96,600   Dow Chemical Co...................................       11,012,400
   575,400   DuPont (E.I.) De Nemours & Co. +..................       30,424,275
   165,510   PPG Industries, Inc...............................        8,658,242
                                                                  --------------
                                                                      50,094,917
                                                                  --------------
             Commercial Services & Supplies - 0.5%
   226,100   Automatic Data Processing, Inc....................       10,909,325
    67,100   Priceline.com, Inc. +.............................        5,368,000
                                                                  --------------
                                                                      16,277,325
                                                                  --------------
             Communications Equipment - 8.6%
 1,565,800 * Cisco Systems, Inc................................      121,055,912
   113,100   Corning, Inc. ....................................       21,941,400
   136,200   Ericsson LM Telephone Co., Cl. B, ADR.............       12,777,263
   178,600   Motorola, Inc.....................................       25,428,175
   116,000   Nokia Corp., ADR..................................       25,201,000
   428,800   Nortel Networks Corp. +...........................       54,028,800
   187,000 * Qualcomm, Inc. ...................................       27,921,437
                                                                  --------------
                                                                     288,353,987
                                                                  --------------
             Computers & Peripherals - 5.0%
   242,500 * EMC Corp..........................................       30,312,500
   176,900   Hewlett-Packard Co................................       23,450,306
   353,400   International Business Machines Corp..............       41,701,200
    52,600 * Network Appliance, Inc. ..........................        4,352,650
   740,000 * Sun Microsystems, Inc. ...........................       69,340,313
                                                                  --------------
                                                                     169,156,969
                                                                  --------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Diversified Financials - 6.8%
   149,300   American Express Co...............................   $   22,236,369
   682,525   Citigroup, Inc....................................       40,482,264
   196,000   Federal National Mortgage Assn....................       11,061,750
   803,900   General Electric Co...............................      124,755,231
   125,100   Morgan Stanley, Dean Witter & Co..................       10,203,469
   318,900   Schwab (Charles) & Co., Inc.......................       18,117,506
                                                                  --------------
                                                                     226,856,589
                                                                  --------------
             Diversified Telecommunication Services - 3.7%
         2   ALLTEL Corp.......................................              126
   458,700   AT&T Corp.........................................       25,801,875
   274,215 * Global Crossing, Ltd. +...........................       11,225,676
   236,900   GTE Corp. ........................................       16,819,900
   553,650 * MCI WorldCom, Inc.................................       25,087,266
   253,000 * Qwest Communications International, Inc. +........       12,270,500
   365,500   Sprint Corp.......................................       23,026,500
   127,800   U.S. West, Inc....................................        9,281,475
                                                                  --------------
                                                                     123,513,318
                                                                  --------------
             Electric Utilities - 0.3%
    86,100   Duke Energy Corp..................................        4,520,250
   241,500   Southern Co. +....................................        5,252,625
                                                                  --------------
                                                                       9,772,875
                                                                  --------------
             Electronic Equipment & Instruments - 0.2%
    66,000 * JDS Uniphase Corp. ...............................        7,957,125
                                                                  --------------
             Energy Equipment & Services - 1.5%
   502,130   Baker Hughes, Inc.................................       15,189,432
   123,200   Diamond Offshore Drilling, Inc....................        4,920,300
   127,400   Halliburton Co. ..................................        5,223,400
   250,200   Schlumberger, Ltd. +..............................       19,140,300
   128,000   Transocean Sedco Forex, Inc.......................        6,568,000
                                                                  --------------
                                                                      51,041,432
                                                                  --------------
             Food & Drug Retailing - 0.3%
   146,000   CVS Corp. ........................................        5,484,125
   212,800   Walgreen Co. .....................................        5,479,600
                                                                  --------------
                                                                      10,963,725
                                                                  --------------
             Food Products - 0.2%
   109,800   Quaker Oats Co....................................        6,656,625
                                                                  --------------
             Gas Utilities - 0.8%
   278,700   Enron Corp........................................       20,867,662
   166,600   The Williams Companies, Inc.......................        7,319,988
                                                                  --------------
                                                                      28,187,650
                                                                  --------------

                                   EVERGREEN
                                Foundation Fund
                      Schedule of Investments (continued)
                                 March 31, 2000


   Shares                                                             Value

 COMMON STOCKS - continued
             Health Care Equipment & Supplies - 1.5%
   147,800   Baxter International, Inc.........................   $    9,265,212
   181,500   Biomet, Inc.......................................        6,602,063
   130,700 * Guidant Corp......................................        7,686,794
   448,700   Medtronic, Inc....................................       23,080,006
    43,600   PE Corp-PE Biosystems Group.......................        4,207,400
                                                                  --------------
                                                                      50,841,475
                                                                  --------------
             Hotels Restaurants & Leisure - 0.6%
   526,200   McDonald's Corp. .................................       19,765,388
                                                                  --------------
             Industrial Conglomerates - 1.7%
   336,000   Honeywell International, Inc......................       17,703,000
   170,500   Minnesota Mining & Manufacturing Co. +............       15,099,906
   451,900   Tyco International, Ltd...........................       22,538,513
                                                                  --------------
                                                                      55,341,419
                                                                  --------------
             Insurance - 1.2%
   356,912   American International Group, Inc. ...............       39,081,864
                                                                  --------------
             Internet Software & Services - 1.2%
   301,400 * America Online, Inc. .............................       20,269,150
   110,300 * Yahoo!, Inc. +....................................       18,902,662
                                                                  --------------
                                                                      39,171,812
                                                                  --------------
             Leisure Equipment & Products - 0.1%
    82,300   Eastman Kodak Co..................................        4,469,919
                                                                  --------------
             Machinery - 0.2%
   122,400   Illinois Tool Works, Inc..........................        6,762,600
                                                                  --------------
             Media - 5.9%
   286,820 * CBS Corp..........................................       16,241,183
   262,500 * Clear Channel Communications, Inc. ...............       18,128,906
   154,500 * Cox Communications, Inc., Cl. A...................        7,493,250
 1,228,779   Disney (Walt) Co. +...............................       50,840,731
   188,400   Echostar Communications Corp., Cl. A..............       14,883,600
   105,200   Gannett Co., Inc. ................................        7,403,450
   117,500 * MediaOne Group, Inc...............................        9,517,500
   192,800   Seagram Co., Ltd. ................................       11,471,600
   552,680   Time Warner, Inc..................................       55,268,000
   144,200 * Viacom, Inc., Cl. B +.............................        7,606,550
                                                                  --------------
                                                                     198,854,770
                                                                  --------------
             Metals & Mining - 0.3%
   143,400   Alcoa, Inc. ......................................       10,073,850
                                                                  --------------
             Multiline Retail - 2.4%
   257,060 * Costco Wholesale Corp.............................       13,511,716
   126,400 * Kohl's Corp.......................................       12,956,000
    84,000   Target Corp.......................................        6,279,000
   877,240   Wal-Mart Stores, Inc. ............................       48,686,820
                                                                  --------------
                                                                      81,433,536
                                                                  --------------

   Shares                                                             Value

 COMMON STOCKS - continued
             Oil & Gas - 5.1%
   182,700   Anadarko Petroleum Corp...........................   $    7,068,206
   132,300   Apache Corp. .....................................        6,581,925
   190,200   Burlington Resources, Inc.........................        7,037,400
   238,400   Chevron Corp......................................       22,037,100
   526,100   Conoco, Inc., Cl. B...............................       13,481,313
   907,226   Exxon Mobil Corp..................................       70,593,523
   423,100   Royal Dutch Petroleum Co..........................       24,354,694
   230,000   Texaco, Inc.......................................       12,333,750
   198,400   Unocal Corp.......................................        5,902,400
                                                                  --------------
                                                                     169,390,311
                                                                  --------------
             Paper & Forest Products - 0.2%
   192,200   International Paper Co............................        8,216,550
                                                                  --------------
             Personal Products - 0.1%
   141,800   Avon Products, Inc................................        4,121,063
                                                                  --------------
             Pharmaceuticals - 4.0%
   292,800   Abbott Laboratories...............................       10,302,900
   491,700   American Home Products Corp.......................       26,367,412
   276,400   Bristol-Myers Squibb Co. .........................       15,962,100
   264,516   Merck & Co., Inc. +...............................       16,433,056
   740,400   Pfizer, Inc.......................................       27,070,875
   203,250   Pharmacia & Upjohn, Inc...........................       12,042,563
   261,500   Warner-Lambert Co. ...............................       25,496,250
                                                                  --------------
                                                                     133,675,156
                                                                  --------------
             Semiconductor Equipment & Products - 5.8%
   221,400 * Applied Materials, Inc............................       20,866,950
   804,500   Intel Corp. ......................................      106,143,719
   159,700 * LSI Logic Corp. +.................................       11,598,212
   105,700   Micron Technology, Inc............................       13,318,200
   135,500 * Teradyne, Inc.....................................       11,144,875
   185,100   Texas Instruments, Inc............................       29,616,000
                                                                  --------------
                                                                     192,687,956
                                                                  --------------
             Software - 5.3%
 1,128,000 * Microsoft Corp....................................      119,850,000
   748,100 * Oracle Systems Corp...............................       58,398,556
                                                                  --------------
                                                                     178,248,556
                                                                  --------------
             Specialty Retail - 0.6%
   330,048   Home Depot, Inc...................................       21,288,096
                                                                  --------------
             Wireless Telecommunications Services - 1.4%
   188,100 * Nextel Communications, Inc., Cl. A +..............       27,885,825
   293,200 * Sprint Corp. (PCS Group), Ser. 1 +................       19,149,625
                                                                  --------------
                                                                      47,035,450
                                                                  --------------
             Total Common Stocks
              (cost $1,596,039,501)............................    2,411,220,698
                                                                  --------------

                                   EVERGREEN
                                Foundation Fund
                       Schedule of Investments(continued)
                                 March 31, 2000

  Principal
    Amount                                                            Value

 CORPORATE BONDS - 1.6%
              Automotive Equipment & Manufacturing - 0.7%
 $ 25,000,000 Daimler Chrysler AG,
               6.90%, 9/1/2004.................................   $   24,523,200
                                                                  --------------
              Communication Systems & Services - 0.2%
    6,250,000 Lucent Technologies, Inc.,
               6.90%, 7/15/2001................................        6,233,481
                                                                  --------------
              Retailing & Wholesale - 0.7%
   24,975,000 Wal-Mart Stores, Inc., Sr. Notes,
               6.875%, 8/10/2009...............................       24,375,600
                                                                  --------------
              Total Corporate Bonds
               (cost $56,288,978)..............................       55,132,281
                                                                  --------------
 U.S. GOVERNMENT & AGENCY OBLIGATIONS - 1.5%
   53,946,000 FNMA,
               5.125%, 2/13/2004...............................       50,422,679
                                                                  --------------
              Total U.S. Government & Agency Obligations
               (cost $51,009,629)..............................       50,422,679
                                                                  --------------
 U.S. TREASURY OBLIGATIONS - 25.0%
              U.S. Treasury Bonds:
   38,000,000 6.00%, 2/15/2026.................................       37,584,394
   40,000,000 6.25%, 8/15/2023.................................       40,587,520
   25,000,000 7.125%, 2/15/2023................................       27,976,575
   80,500,000 7.25%, 5/15/2016.................................       89,002,813
   10,000,000 8.00%, 11/15/2021................................       12,178,130
   50,000,000 8.125%, 8/15/2019................................       60,781,250
   25,000,000 8.125%, 5/15/2021................................       30,718,750
   10,000,000 8.50%, 2/15/2020.................................       12,609,380
              U.S. Treasury Notes:
   11,360,647 5.00%, 4/30/2001 (a).............................       11,360,647
  125,000,000 5.25%, 8/15/2003.................................      120,742,250
   25,000,000 5.50%, 5/15/2009.................................       23,781,250
   75,000,000 5.875%, 9/30/2002................................       73,992,225
   52,000,000 5.875%, 11/15/2005...............................       50,927,500
   75,000,000 6.125%, 8/15/2007................................       74,320,350
  100,000,000 6.50%, 8/31/2001.................................       99,937,500
   25,000,000 6.625%, 5/15/2007................................       25,492,200
   44,500,000 6.875%, 5/15/2006................................       45,723,750
                                                                  --------------
              Total U.S. Treasury Obligations
               (cost $826,917,468).............................      837,716,484
                                                                  --------------

    Shares

 MUTUAL FUND SHARES - 4.8%
  158,734,958 Navigator Prime Portfolio (a)
               (cost $158,734,958).............................      158,734,958
                                                                  --------------

  Principal
   Amount                                                             Value

 REPURCHASE AGREEMENTS - 0.6%
 $20,630,000 State Street Bank & Trust Co., 6.05%, dated
              3/31/2000, due 4/3/2000, maturity value
              $20,640,401
              (cost $20,630,000) (b)...........................   $   20,630,000
                                                                  --------------

     Total Investments -
      (cost $2,709,620,534).. 105.5%  3,533,857,100
     Other Assets and
      Liabilities - net......  (5.5)   (183,557,377)
                              -----  --------------
     Net Assets.............. 100.0% $3,350,299,723
                              =====  ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                            Schedule of Investments
                                 March 31, 2000

  Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - 52.3%
             Alabama - 2.1%
 $ 5,000,000 Alabama Docks Dept. Facs. RRB,
              5.50%, 10/1/2022 (MBIA)...........................   $  4,818,900
   2,335,000 Alabama Wtr. Poll. Ctl. Auth. RB, Ser. B,
              5.50%, 8/15/2016 (AMBAC)..........................      2,322,391
                                                                   ------------
                                                                      7,141,291
                                                                   ------------
             Alaska - 0.8%
             Alaska Hsg. Fin. Corp. RB:
     700,000 Ser. A,
              6.05%, 12/1/2017 (MBIA)...........................        714,287
   2,000,000 Ser. A-1,
              5.30%, 12/1/2012 (MBIA)...........................      1,961,200
                                                                   ------------
                                                                      2,675,487
                                                                   ------------
             California - 0.4%
     980,000 California HFA MHRB, Ser. C,
              5.30%, 8/1/2028...................................        880,873
     500,000 Simi Valley, CA Unified Sch. Dist. COP,
              5.25%, 8/1/2022 (AMBAC)...........................        479,040
                                                                   ------------
                                                                      1,359,913
                                                                   ------------
             Colorado - 0.4%
   1,500,000 Jefferson Cnty., CO GO, Sch. Dist. R-001, Ser. A,
              5.00%, 12/15/2017 (FGIC)..........................      1,386,915
                                                                   ------------
             Delaware - 0.3%
   1,000,000 Delaware EDA RB, Osteopathic Hosp. Assn., Ser. A,
              6.50%, 1/1/2008...................................      1,061,900
                                                                   ------------
             District Of Columbia -  3.3%
             District of Columbia GO, Refunding, Ser. B:
   5,000,000 5.50%, 6/1/2014 (FSA)..............................      4,994,700
   2,500,000 5.25%, 6/1/2026 (FSA)..............................      2,256,850
   1,900,000 District of Columbia RB, Carnegie Endowment,
              5.75%, 11/15/2026.................................      1,837,091
   2,000,000 Washington DC Convention Ctr. Auth. RB, Sr. Lien,
              5.25%, 10/1/2014 (AMBAC)..........................      1,958,300
                                                                   ------------
                                                                     11,046,941
                                                                   ------------
             Florida - 5.0%
   6,265,000 Florida Board of Ed. Lottery RB, Ser. A,
              5.75%, 7/1/2011 (FGIC)............................      6,598,799
   5,000,000 Florida Fin. Dept. RB, Dept. of Natural Resources,
              Ser. A,
              6.60%, 7/1/2004 (AMBAC)...........................      5,224,750
   2,500,000 Gainesville, FL Util. Sys. RB, Ser. B,
              5.50%, 10/1/2013..................................      2,515,300
   2,500,000 Hillsborough Cnty., FL Sch. Board COP, Master Lease
              Program, Ser. A,
              5.375%, 7/1/2021 (MBIA)...........................      2,400,400
                                                                   ------------
                                                                     16,739,249
                                                                   ------------

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Georgia - 2.2%
 $2,000,000 Fulton County, GA Facs. Corp. COP,
             6.00%, 11/1/2015 (AMBAC)...........................   $  2,098,800
  5,000,000 Georgia GO, Ser. D,
             5.80%, 11/1/2002...................................      5,142,650
                                                                   ------------
                                                                      7,241,450
                                                                   ------------
            Illinois - 2.8%
  2,500,000 Chicago, IL GO, City Colleges Capital Impt.,
             6.00%, 1/1/2011 (FGIC).............................      2,654,425
  2,500,000 Chicago, IL Skyway Toll Bridge RB,
             5.375%, 1/1/2011 (MBIA)............................      2,519,750
  3,000,000 Metropolitan Pier & Exposition Auth. IL RB,
             Prerefunded,
             6.50%, 6/15/2027...................................      3,201,300
  2,000,000 Will County, IL GO, Sch. Dist. 61,
             (Eff. Yield 5.50%)
             0.00%, 1/1/2016 (FGIC) (c).........................        807,760
                                                                   ------------
                                                                      9,183,235
                                                                   ------------
            Maine - 0.1%
    500,000 Maine Hsg. Auth. RB, Ser. F-1,
             5.50%, 11/15/2029..................................        455,270
                                                                   ------------
            Massachusetts - 4.7%
            Massachusetts Bay Trans. Auth. RRB, Ser. A:
  1,000,000  7.00%, 3/1/2014 (FGIC).............................      1,160,430
    250,000  7.00%, 3/1/2008....................................        280,783
    250,000 Massachusetts HFA RB, Ser. A,
             5.95%, 10/1/2008 (AMBAC)...........................        256,285
            Massachusetts Hlth. & Edl. Facs. Auth. RB:
  2,500,000 Beth Israel Hosp., Ser. G,
             5.75%, 7/1/2012....................................      2,531,650
  2,500,000 Cooley Dickinson Hosp., Ser. B,
             5.50%, 11/15/2018 (AMBAC)..........................      2,409,600
  1,000,000 Univ. of MA Proj., Ser. A,
             5.75%, 10/1/2019 (FGIC)............................      1,007,530
            Massachusetts Turnpike Auth. RB:
  3,000,000 Sr. Ser. A,
             5.125%, 1/1/2017 (MBIA)............................      2,831,220
  1,195,000 Ser. A,
             5.55%, 1/1/2017....................................      1,188,439
  4,000,000 Worcester, MA GO, Ser. A,
             5.50%, 4/1/2019 (FSA)..............................      3,912,440
                                                                   ------------
                                                                     15,578,377
                                                                   ------------
            Michigan - 0.4%
  1,000,000 Detroit, MI Wtr. Supply Sys. RB, Sr. Lien, Ser. A,
             5.50%, 7/1/2014 (FGIC).............................      1,009,390
            Michigan Muni. Bond Auth. RB:
    195,000 Prerefunded, Ser. G,
             6.55%, 11/1/2008 (AMBAC)...........................        211,515
    105,000 Unrefunded, Ser. B,
             6.55%, 11/1/2008 (AMBAC)...........................        113,127
                                                                   ------------
                                                                      1,334,032
                                                                   ------------

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                       Schedule of Investments(continued)
                                 March 31, 2000

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Minnesota - 0.6%
 $2,000,000 Southern MN Muni. Pwr. Agcy. RB, Unrefunded, Ser. A,
             5.75%, 1/1/2018 (MBIA/IBC).........................   $  2,004,740
                                                                   ------------
            Missouri - 0.7%
    760,000 Missouri Hsg. Dev. Commission SFHRB, Ser. B,
             6.25%, 9/1/2015 (GNMA/FNMA)........................        763,397
    500,000 St. Louis, MO Muni. Fin. Corp. RB, Ser. A,
             5.95%, 2/15/2016 (AMBAC)...........................        513,860
  1,000,000 St. Louis, MO Regl. Convention & Sports Complex
             Auth. RRB, Ser. C,
             5.30%, 8/15/2017 (AMBAC)...........................        966,880
                                                                   ------------
                                                                      2,244,137
                                                                   ------------
            Nevada - 1.2%
  4,010,000 Nevada GO, Colorado River Commission, Ser. A,
             5.625%, 9/15/2024 (FGIC)...........................      3,913,640
                                                                   ------------
            New Jersey - 2.0%
  2,500,000 New Jersey EDA PCRB, Ser. A,
             6.40%, 5/1/2032 (MBIA).............................      2,574,650
  2,500,000 New Jersey Trans. Corp. COP, Ser. A,
             6.125%, 9/15/2015 (AMBAC)..........................      2,632,775
  1,400,000 New Jersey Turnpike Auth. RB, Ser. C,
             6.50%, 1/1/2016 (MBIA/IBC).........................      1,557,360
                                                                   ------------
                                                                      6,764,785
                                                                   ------------
            New York - 8.4%
  2,500,000 Long Island Pwr. Auth. RB, Ser. A,
             5.00%, 12/1/2015 (FSA).............................      2,349,675
  2,000,000 New York City Hlth. & Hosp. Corp. RB, Ser. A,
             5.125%, 2/15/2014..................................      1,918,380
  2,500,000 New York City Trans. Auth. COP, Ser. A,
             5.40%, 1/1/2019 (AMBAC)............................      2,425,250
  4,755,000 New York Dorm. Auth. RB,
             5.75%, 5/15/2013 (FGIC)............................      4,948,576
  3,255,000 New York Env. Facs. Corp. RB, Ser. A,
             6.00%, 6/15/2017...................................      3,382,921
            New York Med. Care Facs. RB:
    210,000 Prerefunded, Ser. B,
             6.25%, 8/15/2010 (AMBAC)...........................        219,721
     35,000 Unrefunded, Ser. B,
             6.25%, 8/15/2010 (AMBAC)...........................         36,447
            New York Mtge. Agcy. SFHRB:
    250,000 Ser. 44,
             6.60%, 4/1/2003....................................        258,542
    780,000 Ser. 56,
             5.875%, 10/1/2019..................................        784,017
    500,000 Ser. 63,
             5.60%, 4/1/2010....................................        508,050
  1,000,000 New York Thruway Auth. RB, Ser. B,
             5.00%, 1/1/2020 (MBIA).............................        901,140

 Principal
   Amount                                                              Value

 MUNICIPAL OBLIGATIONS - continued
            New York - continued
            New York, NY GO:
 $5,000,000 Ser. F,
             5.25%, 8/1/2016 (MBIA/IBC)..........................   $  4,829,450
  5,000,000 Ser. G,
             5.35%, 8/1/2013 (FGIC)..............................      5,007,950
    250,000 Port Auth. of NY & NJ RB, Ser. 97,
             7.00%, 7/15/2005 (FGIC).............................        272,718
                                                                    ------------
                                                                      27,842,837
                                                                    ------------
            North Carolina - 0.1%
    500,000 North Carolina HFA SFHRB, Ser. 00,
             5.80%, 9/1/2012 (FHA)...............................        508,460
                                                                    ------------
            North Dakota - 0.6%
  1,000,000 Mercer Cnty., ND PCRRB, Ser. 2,
             6.05%, 1/1/2019 (AMBAC).............................      1,020,960
    975,000 North Dakota HFA SFHRB, Ser. C,
             5.55%, 7/1/2029.....................................        874,166
                                                                    ------------
                                                                       1,895,126
                                                                    ------------
            Ohio - 1.6%
  1,250,000 Akron, OH EDRB,
             6.00%, 12/1/2012 (MBIA).............................      1,343,037
  1,000,000 Jefferson Cnty., OH GO,
             5.70%, 12/1/2013 (FSA)..............................      1,049,000
  3,000,000 Ohio Wtr. Dev. Auth. RB,
             5.25%, 12/1/2017 (AMBAC)............................      2,889,450
                                                                    ------------
                                                                       5,281,487
                                                                    ------------
            Oklahoma - 1.3%
  4,010,000 Oklahoma Indl. Auth. RRB, Ser. A,
             6.25%, 8/15/2015 (MBIA).............................      4,218,640
                                                                    ------------
            Pennsylvania - 3.1%
  2,375,000 Cambria County, PA GO,
             5.50%, 8/15/2016 (FGIC).............................      2,362,175
  2,000,000 Delaware River Port Auth., PA & NJ RB,
             5.625%, 1/1/2013 (FSA)..............................      2,058,020
    500,000 Pennsylvania Convention Ctr. Auth. RB, Ser. A,
             6.70%, 9/1/2016 (FGIC)..............................        564,470
  3,115,000 Pittsburgh, PA GO, Ser. A,
             5.50%, 9/1/2014 (AMBAC).............................      3,133,347
  2,000,000 York Cnty., PA Solid Wst. & Refuse Auth. RRB,
             5.50%, 12/1/2011 (FGIC).............................      2,050,080
                                                                    ------------
                                                                      10,168,092
                                                                    ------------
            Rhode Island - 0.9%
  3,025,000 Cranston, RI GO,
             5.50%, 7/15/2015 (MBIA).............................      3,012,356
                                                                    ------------
            South Dakota - 0.8%
  1,455,000 Brookings, SD COP,
             5.10%, 12/1/2018 (AMBAC)............................      1,332,693
  1,235,000 South Dakota Hsg. Dev. Auth. RB, Ser. B,
             5.25%, 5/1/2017.....................................      1,183,871
                                                                    ------------
                                                                       2,516,564
                                                                    ------------

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                       Schedule of Investments(continued)
                                 March 31, 2000

 Principal
   Amount                                                             Value

 MUNICIPAL OBLIGATIONS - continued
            Tennessee - 0.7%
 $  300,000 Bristol, TN Hlth. & Edl. Facs. RRB, Bristol Mem.
             Hosp.,
             6.75%, 9/1/2007 (FGIC).............................   $    328,878
  2,000,000 Nashville & Davidson Cnty., TN Wtr. & Swr. RRB,
             5.50%, 1/1/2014 (MBIA).............................      2,015,640
                                                                   ------------
                                                                      2,344,518
                                                                   ------------
            Texas - 3.8%
  1,000,000 Brownsville, TX Util. Sys. RRB,
             6.25%, 9/1/2014 (MBIA).............................      1,081,200
  1,000,000 Harris Cnty., TX Hlth. Facs. Dev. Corp. RB, Mem.
             Hermann Hosp. Proj.,
             5.50%, 6/1/2010 (FSA)..............................      1,013,130
    500,000 Houston, TX Water Conveyance Sys. COP, Ser. H,
             7.50%, 12/15/2010 (AMBAC)..........................        585,805
    460,000 Lubbock, TX Elec. Light & Pwr. Sys. RB,
             4.25%, 4/15/2017 (AMBAC)...........................        382,587
            San Antonio, TX Elec. & Gas RB:
     50,000 Prerefunded,
             5.25%, 2/1/2010....................................         51,011
    950,000 Unrefunded,
             5.25%, 2/1/2010....................................        953,923
  2,500,000 Texas GO, Ser. B,
             5.50%, 10/1/2010...................................      2,557,375
  2,960,000 Texas Pub. Fin. Auth. RB,
             5.00%, 8/1/2015 (AMBAC)............................      2,781,512
  3,000,000 Texas Wtr. Dev. Board RB, Sr. Lien, Ser. B,
             5.75%, 7/15/2013...................................      3,101,790
                                                                   ------------
                                                                     12,508,333
                                                                   ------------
            Utah - 0.3%
    500,000 Salt Lake City, UT Hosp. RRB,
             6.30%, 2/15/2015 (MBIA/IBC)........................        541,505
    415,000 Utah HFA SFHRB, Ser. B-1, Cl. 1,
             6.00%, 7/1/2016 (FHA)..............................        424,014
                                                                   ------------
                                                                        965,519
                                                                   ------------
            Virginia - 0.7%
  2,500,000 Northern VA Trans. RRB, Railway Express Project,
             5.375%, 7/1/2014 (FSA).............................      2,500,750
                                                                   ------------
            Washington - 2.4%
            Clark Cnty., WA GO, Sch. Dist. 117:
  3,500,000  5.50%, 12/1/2016 (FSA).............................      3,480,820
  2,000,000  5.50%, 12/1/2017 (FSA).............................      1,979,780
  2,000,000 Seattle, WA Wtr. Sys. RB, Ser. B,
             5.75%, 7/1/2023 (FGIC).............................      1,977,060
    500,000 Snohomish Cnty., WA GO, Sch. Dist. 15,
             5.70%, 12/1/2015 (FGIC)............................        506,205
                                                                   ------------
                                                                      7,943,865
                                                                   ------------
            Wisconsin - 0.5%
  1,000,000 Wisconsin Clean Wtr. RB, Ser. 1,
             6.875%, 6/1/2011...................................      1,142,730

 Principal
   Amount                                                              Value

 MUNICIPAL OBLIGATIONS - continued
            Wisconsin - continued
 $  500,000 Wisconsin Hsg. & Econ. Dev. Auth. RB, Ser. E,
             6.00%, 9/1/2028.....................................   $    491,935
                                                                    ------------
                                                                       1,634,665
                                                                    ------------
            Puerto Rico - 0.1%
    375,000 Puerto Rico Hsg. Bank & Fin. Agcy. SFHRB,
             5.85%, 4/1/2009 (GNMA/FNMA/FHLMC)...................        386,445
                                                                    ------------
            Total Municipal Obligations
             (cost $173,227,886).................................    173,859,019
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - 46.6%
            Aerospace & Defense - 0.4%
      7,990 * General Motors Corp., Cl. H........................        994,755
      7,000 United Technologies Corp. ...........................        442,313
                                                                    ------------
                                                                       1,437,068
                                                                    ------------
            Air Freight & Couriers - 0.1%
      6,920 United Parcel Service, Inc., Cl. B...................        435,960
                                                                    ------------
            Automobiles - 0.4%
     14,200 Ford Motor Co........................................        652,313
      8,100 General Motors Corp..................................        670,781
                                                                    ------------
                                                                       1,323,094
                                                                    ------------
            Banks - 1.6%
      5,875 BankAmerica Corp.....................................        308,070
     29,070 Charter One Financial, Inc...........................        610,470
     25,000 Chase Manhattan Corp.................................      2,179,687
     46,191 FleetBoston Financial Corp...........................      1,685,972
     10,600 Wells Fargo Co.......................................        433,938
                                                                    ------------
                                                                       5,218,137
                                                                    ------------
            Beverages - 0.6%
     40,000 Coca-Cola Co. Femsa SA, ADR..........................        742,500
     36,500 Pepsico, Inc.........................................      1,261,531
                                                                    ------------
                                                                       2,004,031
                                                                    ------------
            Biotechnology - 0.3%
     13,800 * Amgen, Inc. .......................................        846,975
                                                                    ------------
            Chemicals - 0.6%
     20,000 DuPont (E.I.) De Nemours & Co........................      1,057,500
     12,500 Monsanto Co. ........................................        643,750
      2,800 Praxair, Inc.........................................        116,550
                                                                    ------------
                                                                       1,817,800
                                                                    ------------
            Commercial Services & Supplies - 0.8%
      6,900 Automatic Data Processing, Inc. .....................        332,925
     15,000 * Computer Sciences Corp. ...........................      1,186,875
     45,000 * Dendrite International, Inc. ......................        942,187
      7,000 First Data Corp. ....................................        309,750
                                                                    ------------
                                                                       2,771,737
                                                                    ------------

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                       Schedule of Investments(continued)
                                 March 31, 2000


   Shares                                                              Value

 COMMON STOCKS - continued
            Communications Equipment - 5.5%
     90,000 * Cisco Systems, Inc. ...............................   $  6,958,125
      3,330 Corning, Inc.........................................        646,020
     10,100 Ericsson LM Telephone Co., Cl. B, ADR................        947,506
      8,100 Motorola, Inc........................................      1,153,238
     15,200 Nokia Corp., ADR.....................................      3,302,200
     30,490 Nortel Networks Corp.................................      3,841,740
      9,800 * Qualcomm, Inc......................................      1,463,262
                                                                    ------------
                                                                      18,312,091
                                                                    ------------
            Computers & Peripherals - 3.8%
     19,700 * Dell Computer Corp.................................      1,062,569
     12,000 * EMC Corp. .........................................      1,500,000
      4,000 Hewlett-Packard Co...................................        530,250
     50,000 International Business Machines Corp. ...............      5,900,000
     40,000 * Sun Microsystems, Inc. ............................      3,748,125
                                                                    ------------
                                                                      12,740,944
                                                                    ------------
            Diversified Financials - 5.8%
      4,200 American Express Co..................................        625,538
     75,375 Citigroup, Inc.......................................      4,470,680
     15,000 Federal National Mortgage Assn.......................        846,562
     50,400 General Electric Co..................................      7,821,450
     44,500 Merrill Lynch & Co., Inc. ...........................      4,672,500
      9,200 Morgan Stanley, Dean Witter & Co. ...................        750,375
                                                                    ------------
                                                                      19,187,105
                                                                    ------------
            Diversified Telecommunication Services - 4.0%
     36,800 AT&T Corp............................................      2,070,000
     18,900 Bell Atlantic Corp. .................................      1,155,262
    166,050 * Global Crossing, Ltd...............................      6,797,672
     26,500 SBC Communications, Inc. ............................      1,113,000
     36,000 Sprint Corp..........................................      2,268,000
                                                                    ------------
                                                                      13,403,934
                                                                    ------------
            Electric Utilities - 0.2%
      6,000 Duke Energy Corp. ...................................        315,000
     12,200 Southern Co..........................................        265,350
                                                                    ------------
                                                                         580,350
                                                                    ------------
            Electronic Equipment & Instruments - 2.9%
     37,000 * Meade Instruments Corp.............................      2,553,000
     17,700 Park Electrochemical Corp............................        433,650
    120,000 * SCI Systems, Inc. .................................      6,457,500
                                                                    ------------
                                                                       9,444,150
                                                                    ------------
            Energy Equipment & Services - 1.1%
     16,800 Baker Hughes, Inc....................................        508,200
     43,000 Diamond Offshore Drilling, Inc.......................      1,717,312
      6,100 Halliburton Co.......................................        250,100
     15,000 Schlumberger, Ltd....................................      1,147,500
      2,904 Transocean Sedco Forex, Inc..........................        149,012
                                                                    ------------
                                                                       3,772,124
                                                                    ------------

   Shares                                                              Value

 COMMON STOCKS - continued
            Food & Drug Retailing - 0.1%
     10,300 CVS Corp.............................................   $    386,894
        500 * Safeway, Inc.......................................         22,625
                                                                    ------------
                                                                         409,519
                                                                    ------------
            Health Care Equipment & Supplies - 0.7%
      9,200 * Guidant Corp.......................................        541,075
     36,000 Medtronic, Inc.......................................      1,851,750
                                                                    ------------
                                                                       2,392,825
                                                                    ------------
            Hotels, Restaurants & Leisure - 0.2%
     15,700 McDonald's Corp......................................        589,731
                                                                    ------------
            Household Durables - 0.4%
     37,500 Ethan Allen Interiors, Inc...........................        937,500
     32,100 La-Z-Boy Chair Co....................................        493,538
                                                                    ------------
                                                                       1,431,038
                                                                    ------------
            Insurance - 1.1%
      4,400 AFLAC, Inc...........................................        200,475
     21,250 American International Group, Inc....................      2,326,875
     35,000 Mony Group, Inc......................................      1,130,937
                                                                    ------------
                                                                       3,658,287
                                                                    ------------
            Internet Software & Services - 0.5%
     22,200 * America Online, Inc................................      1,492,950
                                                                    ------------
            Leisure Equipment & Products - 0.1%
      5,700 Eastman Kodak Co.....................................        309,581
                                                                    ------------
            Machinery - 0.1%
      4,000 Illinois Tool Works, Inc.............................        221,000
                                                                    ------------
            Media - 1.5%
     50,300 Disney (Walt) Co.....................................      2,081,162
     25,100 Time Warner, Inc.....................................      2,510,000
      9,100 * Viacom, Inc., Cl. B................................        480,025
                                                                    ------------
                                                                       5,071,187
                                                                    ------------
            Multiline Retail - 0.9%
     55,700 Wal-Mart Stores, Inc. ...............................      3,091,350
                                                                    ------------
            Oil & Gas - 1.4%
     38,000 Exxon Mobil Corp.....................................      2,956,875
     29,700 Royal Dutch Petroleum Co.............................      1,709,606
                                                                    ------------
                                                                       4,666,481
                                                                    ------------
            Paper & Forest Products - 0.1%
      5,600 International Paper Co...............................        239,400
                                                                    ------------
            Personal Products - 0.4%
      6,600 Colgate-Palmolive Co.................................        372,075
     22,900 Gillette Co. ........................................        863,044
                                                                    ------------
                                                                       1,235,119
                                                                    ------------
            Pharmaceuticals - 3.3%
     24,000 Abbott Laboratories..................................        844,500
     40,000 American Home Products Corp..........................      2,145,000

                                   EVERGREEN
                         Tax Strategic Foundation Fund
                       Schedule of Investments(continued)
                                 March 31, 2000


   Shares                                                              Value

 COMMON STOCKS - continued
            Pharmaceuticals - continued
     24,900 Lilly (Eli) & Co. ...................................   $  1,568,700
     33,800 Merck & Co., Inc. ...................................      2,099,825
     51,900 Pfizer, Inc..........................................      1,897,594
      7,600 Pharmacia & Upjohn, Inc..............................        450,300
     16,200 Schering-Plough Corp. ...............................        595,350
     15,000 Warner-Lambert Co....................................      1,462,500
                                                                    ------------
                                                                      11,063,769
                                                                    ------------
            Semiconductor Equipment & Products - 2.9%
     72,000 Intel Corp...........................................      9,499,500
                                                                    ------------
            Software - 3.1%
      7,430 Computer Associates International, Inc...............        439,763
     68,200 * Microsoft Corp. ...................................      7,246,250
     35,200 * Oracle Systems Corp. ..............................      2,747,800
                                                                    ------------
                                                                      10,433,813
                                                                    ------------
            Specialty Retail - 1.0%
     24,600 Home Depot, Inc. ....................................      1,586,700
     30,320 Lowe's Companies, Inc................................      1,769,930
                                                                    ------------
                                                                       3,356,630
                                                                    ------------

   Shares                                                             Value

 COMMON STOCKS - continued
            Tobacco - 0.1%
     17,900 Philip Morris Cos., Inc.............................   $    378,138
                                                                   ------------
            Wireless Telecommunication Services - 0.6%
      4,700 * Nextel Communications, Inc.,......................        696,775
     18,000 * Sprint Corp. (PCS Group), Ser. 1..................      1,175,625
                                                                   ------------
                                                                      1,872,400
                                                                   ------------
            Total Common Stocks
             (cost $94,703,976).................................    154,708,218
                                                                   ------------
 MUTUAL FUND SHARES - 0.3%
  1,055,516 Federated Tax Free Obligations Fund (cost
             $1,055,516)........................................      1,055,516
                                                                   ------------

            Total Investments -
             (cost $268,987,378)..........................    99.2%  329,622,753
            Other Assets and
             Liabilities - net............................     0.8     2,508,998
                                                             -----  ------------
            Net Assets....................................   100.0% $332,131,751
                                                             =====  ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                   Combined Notes to Schedules of Investments
                                 March 31, 2000

(a)  Represents investment in cash collateral received for securities on loan.
(b) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices plus accrued interest.
(c) Effective Yield (calculated at the time of purchase) is the yield at which the bond accretes on an annual basis until maturity date.
(d) Investment in non-controlled affiliate. The Fund owns over 5% of outstand-ing voting Shares of Corestates Home Equity Loan Trust with a cost basis of $5,954,274 at March 31, 2000. The Fund earned $430,500 of income from Corestates Home Equity Loan Trust during the year ended March 31, 2000.
*    Non-income producing security.
+    All or a portion of this security is on loan (see Note 7).
144A Security that may be resold to qualified institutional buyers under Rule
     144A of the Securities Act of 1933. This security has been determined to be liquid under guidelines established by the Board of Trustees.

Summary of Abbreviations:
ADR   American Depository Receipt
AMBAC American Municipal Bond Assurance Corp.
COP   Certificates of Participation
DKK   Danish Krone
EDA   Economic Development Authority
EDRB  Economic Development Revenue Bond
FGIC  Financial Guaranty Insurance Corp.
FHA   Federal Housing Authority
FHLMC Federal Home Loan Mortgage Corp.
FNMA  Federal National Mortgage Association
FSA   Financial Security Assurance, Inc.
GNMA  Government National Mortgage Association
GO    General Obligation
HFA   Housing Finance Authority
IBC   Insured Bond Certification
MBIA  Municipal Bond Investors Assurance Corp.
MHRB  Multifamily Housing Revenue Bond
MTN   Medium Term Note
PCRB  Pollution Control Revenue Bond
PCRRB Pollution Control Refunding Revenue Bond
RB    Revenue Bond
RRB   Refunding Revenue Bond
SFHRB Single Family Housing Revenue Bond

                                   EVERGREEN
                                 Balanced Funds
                      Statements of Assets and Liabilities
                                 March 31, 2000

                                                                  Tax Strategic
                                     Balanced       Foundation     Foundation
                                       Fund            Fund           Fund
-------------------------------------------------------------------------------
Assets
 Identified cost of securities..  $1,360,555,334  $2,709,620,534  $268,987,378
 Net unrealized gains on
  securities....................     265,122,211     824,236,566    60,635,375
-------------------------------------------------------------------------------
 Market value of securities.....   1,625,677,545   3,533,857,100   329,622,753
 Cash...........................             463               0       186,499
 Receivable for securities
  sold..........................      23,287,357       9,635,009             0
 Receivable for Fund shares
  sold..........................         338,672       4,995,611       676,156
 Dividends and interest
  receivable....................       8,932,045      12,553,757     2,992,767
 Unrealized gains on forward
  foreign currency exchange
  contracts.....................       1,260,895               0             0
 Prepaid expenses and other
  assets........................         153,835          76,117        25,583
-------------------------------------------------------------------------------
 Total assets...................   1,659,650,812   3,561,117,594   333,503,758
-------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.....................      21,681,192      32,087,753             0
 Payable for Fund shares
  redeemed......................       2,667,667       7,995,168     1,202,952
 Payable for securities on
  loan..........................      69,211,739     170,095,605             0
 Unrealized losses on forward
  foreign currency exchange
  contracts.....................          81,259               0             0
 Due to custodian bank..........               0          58,180             0
 Advisory fee payable...........          39,005         175,405        21,048
 Distribution Plan expenses
  payable.......................          48,712         147,233        21,740
 Due to other related parties...          12,755          27,270         2,716
 Accrued expenses and other
  liabilities...................         304,552         231,257       123,551
-------------------------------------------------------------------------------
 Total liabilities..............      94,046,881     210,817,871     1,372,007
-------------------------------------------------------------------------------
Net assets......................  $1,565,603,931  $3,350,299,723  $332,131,751
-------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital................  $1,165,161,103  $2,191,145,109  $280,611,476
 Undistributed (overdistributed)
  net investment income.........        (123,089)       (115,272)       23,511
 Accumulated net realized gains
  or losses on securities and
  foreign currency related
  transactions..................     134,277,648     335,033,320    (9,138,611)
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..................     266,288,269     824,236,566    60,635,375
-------------------------------------------------------------------------------
Total net assets................  $1,565,603,931  $3,350,299,723  $332,131,751
-------------------------------------------------------------------------------
Net assets consists of
 Class A........................  $1,263,488,146  $  486,339,364  $ 78,025,241
 Class B........................     279,093,305   1,612,341,908   209,293,643
 Class C........................       3,391,765      76,052,118    37,190,766
 Class Y........................      19,630,715   1,175,566,333     7,622,101
-------------------------------------------------------------------------------
Total net assets................  $1,565,603,931  $3,350,299,723  $332,131,751
-------------------------------------------------------------------------------
Shares outstanding
 Class A........................     114,744,790      20,772,436     4,542,027
 Class B........................      25,318,265      69,227,984    12,208,236
 Class C........................         307,524       3,266,460     2,172,826
 Class Y........................       1,784,223      50,202,857       442,735
-------------------------------------------------------------------------------
Net asset value per share
 Class A........................  $        11.01  $        23.41  $      17.18
-------------------------------------------------------------------------------
 Class A--Offering price (based
  on sales charge of 4.75%).....  $        11.56  $        24.58  $      18.04
-------------------------------------------------------------------------------
 Class B........................  $        11.02  $        23.29  $      17.14
-------------------------------------------------------------------------------
 Class C........................  $        11.03  $        23.28  $      17.12
-------------------------------------------------------------------------------
 Class Y........................  $        11.00  $        23.42  $      17.22
-------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds
                            Statements of Operations
                           Year Ended March 31, 2000

                                                                   Tax Strategic
                                         Balanced     Foundation    Foundation
                                           Fund          Fund          Fund
--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign
  withholding taxes of $94,994,
  $143,164 and $8,712,
  respectively)......................  $ 10,844,843  $ 29,245,760   $ 1,906,651
 Interest............................    44,214,290    63,315,250    11,021,276
--------------------------------------------------------------------------------
Total investment income..............    55,059,133    92,561,010    12,927,927
--------------------------------------------------------------------------------
Expenses
 Advisory fee........................     6,617,566    23,444,313     3,209,748
 Distribution Plan expenses..........     6,984,862    17,182,043     2,962,300
 Administrative services fees........       518,361       810,085        84,128
 Transfer agent fee..................     2,675,323     5,780,199       441,252
 Custodian fee.......................       545,177       839,810        49,352
 Other...............................       384,731       565,112       163,666
--------------------------------------------------------------------------------
  Total expenses.....................    17,726,020    48,621,562     6,910,446
  Less: Expense reductions...........      (107,474)     (273,671)      (41,764)
--------------------------------------------------------------------------------
  Net expenses.......................    17,618,546    48,347,891     6,868,682
--------------------------------------------------------------------------------
 Net investment income...............    37,440,587    44,213,119     6,059,245
--------------------------------------------------------------------------------
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions
 Net realized gains or losses on:
  Securities.........................   233,544,811   400,233,996    (8,829,068)
  Foreign currency related
   transactions......................       176,240        (4,322)            0
--------------------------------------------------------------------------------
 Net realized gains or losses on
  securities and foreign currency
  related transactions...............   233,721,051   400,229,674    (8,829,068)
--------------------------------------------------------------------------------
 Net change in unrealized gains or
  losses on securities and foreign
  currency related transactions......   (64,983,281)   38,290,296    28,993,003
--------------------------------------------------------------------------------
 Net realized and unrealized gains on
  securities and foreign currency
  related transactions...............   168,737,770   438,519,970    20,163,935
--------------------------------------------------------------------------------
 Net increase in net assets resulting
  from operations....................  $206,178,357  $482,733,089   $26,223,180
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds
                      Statements of Changes in Net Assets
                           Year Ended March 31, 2000

                                                                   Tax Strategic
                                      Balanced       Foundation     Foundation
                                        Fund            Fund           Fund
---------------------------------------------------------------------------------
Operations
 Net investment income...........  $   37,440,587  $   44,213,119  $   6,059,245
 Net realized gains or losses on
  securities and foreign currency
  related transactions...........     233,721,051     400,229,674     (8,829,068)
 Net change in unrealized gains
  or losses on securities and
  foreign currency related
  transactions...................     (64,983,281)     38,290,296     28,993,003
---------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations.....     206,178,357     482,733,089     26,223,180
---------------------------------------------------------------------------------
Distributions to shareholders
 from
 Net investment income
  Class A........................     (29,905,660)     (6,868,187)    (1,737,492)
  Class B........................      (6,735,679)    (13,050,680)    (3,207,992)
  Class C........................         (49,319)       (600,655)      (571,600)
  Class Y........................        (748,998)    (22,626,769)      (424,178)
 Net realized gains
  Class A........................    (142,980,978)    (11,319,247)             0
  Class B........................     (51,645,527)    (40,961,522)             0
  Class C........................        (333,772)     (1,907,517)             0
  Class Y........................      (3,263,474)    (32,065,334)             0
---------------------------------------------------------------------------------
  Total distributions to
   shareholders..................    (235,663,407)   (129,399,911)    (5,941,262)
---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.......      59,092,275     618,309,540     49,820,121
 Payment for shares redeemed.....    (384,024,328)   (860,566,858)  (137,896,104)
 Net asset value of shares issued
  in reinvestment of
  distributions..................     209,008,166     122,165,623      4,942,519
---------------------------------------------------------------------------------
  Net decrease in net assets
   resulting from capital share
   transactions..................    (115,923,887)   (120,091,695)   (83,133,464)
---------------------------------------------------------------------------------
   Total increase (decrease) in
    net assets...................    (145,408,937)    233,241,483    (62,851,546)
Net assets
 Beginning of period.............   1,711,012,868   3,117,058,240    394,983,297
---------------------------------------------------------------------------------
 End of period...................  $1,565,603,931  $3,350,299,723  $ 332,131,751
---------------------------------------------------------------------------------
Undistributed (overdistributed)
 net investment income...........  $     (123,089) $     (115,272) $      23,511
---------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Balanced Funds
                      Statements of Changes in Net Assets
                           Year Ended March 31, 1999

                                                                   Tax Strategic
                                      Balanced       Foundation     Foundation
                                        Fund            Fund           Fund
--------------------------------------------------------------------------------
Operations
 Net investment income...........  $   48,706,814  $   55,794,790  $  6,167,375
 Net realized gains or losses on
  securities, futures contracts
  and foreign currency related
  transactions...................     358,710,888      34,888,892      (145,766)
 Net change in unrealized gains
  or losses on securities and
  foreign currency related
  transactions...................    (286,664,700)     65,223,251    (2,886,895)
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from operations.....     120,753,002     155,906,933     3,134,714
--------------------------------------------------------------------------------
Distributions to shareholders
  from
 Net investment income
  Class A........................     (40,794,518)     (7,549,144)   (1,787,162)
  Class B........................     (14,038,816)    (17,590,016)   (3,343,831)
  Class C........................         (42,716)       (829,474)     (594,293)
  Class Y........................      (1,284,883)    (28,290,021)     (541,359)
 Net realized gains
  Class A........................    (184,104,811)     (2,672,130)     (131,728)
  Class B........................     (86,113,414)     (9,707,057)     (378,359)
  Class C........................        (276,654)       (461,341)      (68,239)
  Class Y........................      (5,578,251)     (9,222,962)      (36,526)
--------------------------------------------------------------------------------
  Total distributions to
   shareholders..................    (332,234,063)    (76,322,145)   (6,881,497)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.......     223,177,562     728,373,282   166,239,896
 Payment for shares redeemed.....    (493,032,834)   (542,736,621)  (76,065,961)
 Net asset value of shares
  issued in reinvestment of
  distributions..................     295,195,460      70,776,628     6,054,905
 Net asset value of shares
  issued in acquisition of
  CoreFund, Inc. Balanced Fund...               0     139,832,551             0
--------------------------------------------------------------------------------
  Net increase in net assets
   resulting from capital share
   transactions..................      25,340,188     396,245,840    96,228,840
--------------------------------------------------------------------------------
   Total increase (decrease) in
    net assets...................    (186,140,873)    475,830,628    92,482,057
Net assets
 Beginning of period.............   1,897,153,741   2,641,227,612   302,501,240
--------------------------------------------------------------------------------
 End of period...................  $1,711,012,868  $3,117,058,240  $394,983,297
--------------------------------------------------------------------------------
 Undistributed (overdistributed)
  net investment income..........  $      410,783  $      (67,644) $    (11,170)
--------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Balanced Funds consist of Evergreen Balanced Fund ("Balanced Fund"), Evergreen Foundation Fund ("Foundation Fund") and Evergreen Tax Strate-gic Foundation Fund ("Tax Strategic Foundation Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Evergreen Equity Trust (the "Trust"), a Delaware business trust organized on September 18, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act").

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 4.75%. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing dis-tribution fee than Class A. Class B shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class B shares purchased after January 1, 1997 will automatically convert to Class A shares after seven years. Class B shares purchased prior to January 1, 1997 follow the conversion rights at the time the shares were purchased. Class C shares are sold subject to a 2.00% con-tingent deferred sales charge payable on shares redeemed within one year after the month of purchase and a 1.00% contingent deferred sales charge if such shares are redeemed within two years after the month of purchase. Class C shares purchased prior to February 1, 2000 follow the contingent deferred sales charge schedule at the time the shares were initially purchased. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees. Class Y shares are sold only to investment advi-sory clients of First Union Corporation ("First Union") and its affiliates, certain institutional investors or Class Y shareholders of record of certain other funds managed by First Union and its affiliates as of December 30, 1994.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities

Corporate bonds, U.S. government obligations, mortgage and other asset-backed securities and other fixed-income securities are valued at prices provided by an independent pricing service. In determining a price for normal institution-al-size transactions, the pricing service uses methods based on market transac-tions for comparable securities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Se-curities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price.

Securities for which market quotations are not readily available, including re-stricted securities, are valued at fair value as determined in good faith ac-cording to procedures approved by the Board of Trustees.

Mutual fund shares held in a Fund are valued at the net asset value of each mu-tual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Each Fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held in a segregated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collat-eral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Reverse Repurchase Agreements
To obtain short-term financing, the Funds may enter into reverse repurchase agreements with qualified third-party broker-dealers. Interest on the value of reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Funds enter into a reverse repurchase agree-ment, they will establish and maintain a segregated account with the custodian containing qualifying assets having a value not less than the repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Funds may be delayed or limited.

D. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency related transactions and the differ-ence between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain or loss on securities.

E. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts.

The initial margin deposited with a broker when entering into a futures trans-action is subsequently adjusted by daily payments or receipts ("variation mar-gin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

F. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain foreign currency assets or liabili-ties. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Statements of Assets and Liabilities.

G. When-issued and Delayed Delivery Transactions
The Funds record when-issued or delayed delivery transactions on the trade date and will segregate with the custodian qualifying assets having a value suffi-cient to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

H. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. The Funds' investment adviser will monitor the creditworthiness of such borrow-ers. Loans of securities may not exceed 33 1/3% of a Fund's total assets and will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including accrued interest. The Fund monitors the adequacy of the collateral daily and will require the bor-rower to provide additional collateral in the event the value of the collateral falls below 100% of the market value of the securities on loan. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its return. A Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. Any gain or loss in the market price of the loaned securities, which occurs during the term of the loan, would affect a Fund and its investors. A Fund may pay fees in con-nection with such loans.

I. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

J. Federal Taxes
The Funds have qualified and intend to continue to qualify as regulated invest-ment companies under the Internal Revenue Code of 1986, as amended (the "Code"). Thus, the Funds will not incur any federal income tax liability since they are expected to distribute all of their net investment company taxable in-come, net tax-exempt income and net capital gains, if any, to their sharehold-ers. The Funds also intend to avoid any excise tax liability by making the re-quired distributions under the Code. Accordingly, no provision for federal taxes is required. To the extent that realized capital gains can be offset by capital loss carryforwards, it is each Fund's policy not to distribute such gains.

K. Distributions
Distributions from net investment income for the Funds are declared and paid quarterly. Distributions from net realized capital gains, if any, are paid at least annually. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. The significant differences between financial statement amounts available for distributions and distributions made in accordance with income tax regulations are primarily due to differing treatment for real estate investment trusts, net foreign currency gains or losses, certain repurchases of securities sold at a loss, and deferred trustees' fees.

Certain distributions paid during previous years have been reclassified to con-form to current year presentation.

L. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

EIMC is the investment advisor for Balanced Fund. In return for providing in-vestment management services to Balanced Fund, the Fund pays EIMC a management fee that is computed and paid daily. The management fee is computed daily at an annual rate of 1.50% of Balanced Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.51% and declining to 0.21% per annum as net assets increase, to the average daily net assets of the Fund. Prior to January 3, 2000, the management fee was computed daily at an an-nual rate of 1.50% of the Fund's gross investment income plus an amount deter-mined by applying percentage rates, starting at 0.60% and declining to 0.30% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly owned subsidiary of FUNB, is the investment advisor to the Foundation Fund and Tax Strategic Foundation Fund and is paid a management fee that is computed and paid daily based on each Fund's average daily net assets, in accordance with the following schedule:

                                                      Advisory Annual Rate
                                                      --------------------
         First $750 million..........................        0.775%
         Next $250 million...........................        0.650%
         Over $1 billion.............................        0.600%

Prior to January 3, 2000, the management fee was computed and paid daily based on each Fund's average daily net assets, in accordance with the following schedule:

                                                      Advisory Annual Rate
                                                      --------------------
         First $750 million..........................        0.875%
         Next $250 million...........................        0.750%
         Over $1 billion.............................        0.700%

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Foundation Fund and Tax Strategic Foundation Fund and also provides brokerage services with respect to substantially all security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended March 31, 2000, Foundation Fund and Tax Strategic Foundation Fund incurred brokerage commissions of $695,894 and $118,860, respectively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Fund.

Evergreen Investment Services ("EIS"), an indirect wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. For its services, the Funds pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. Prior to January 3, 2000, the administration fee for each Fund was also paid by the investment advisor and was not a fund expense; howev-er, the Balanced Fund reimbursed EIMC for providing certain administration and accounting expenses.

Prior to March 15, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-ad-ministrator to the Funds and provided the officers of the Funds. For each Fund, the sub-administration fee was paid by the investment advisor until the sub-ad-ministration agreement with BISYS was terminated on March 14, 2000.

Officers of the Funds and affiliated Trustees receive no compensation directly from the Funds.

Evergreen Service Company ("ESC"), an indirect wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, Class A incurs distributions fees equal to 0.25% of the average daily net assets of the class, all of which is used to pay for shareholder service fees. Class B and Class C incur distribution fees equal to 1.00% of the average daily net assets of each class. Of this amount, 0.25% of the distribu-tion fees incurred is used to pay for shareholder service fees and 0.75% is used to pay for distribution-related costs. Distribution Plan expenses are cal-culated and paid daily.

During the year ended March 31, 2000, amounts paid or accrued to EDI pursuant to each Fund's Class A, Class B and Class C Distribution Plans were as follows:

                                           Class A     Class B   Class C
                                          -------------------------------
         Balanced Fund..................  $3,008,164 $ 3,949,810 $ 26,888
         Foundation Fund................   1,071,883  15,393,630  716,530
         Tax Strategic Foundation Fund..     205,744   2,340,567  415,989

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

5. ACQUISITIONS

Effective on the close of business on July 24, 1998, Foundation Fund acquired substantially all the assets and assumed certain liabilities of CoreFunds, Inc. Balanced Fund, an open-end management investment company registered under the 1940 Act, in an exchange of shares. The net assets were exchanged through a tax-free exchange for 321,554 Class A shares, 49,982 Class B shares and 6,470,202 Class Y shares of Foundation Fund. The acquired net assets consisted primarily of portfolio securities with unrealized appreciation of $29,739,766. The aggregate net assets of Foundation Fund and CoreFunds, Inc. Balanced Fund immediately prior to the acquisition were $2,784,240,332 and $139,832,551, re-spectively. The aggregate net assets of Foundation Fund immediately after the acquisition were $2,924,072,883.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C and Class Y. Transactions in shares of the Funds were as follows:

Balanced Fund

                                 Year Ended                  Year Ended
                               March 31, 2000              March 31, 1999
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............    1,427,850  $  16,002,563   12,998,481  $ 147,893,792
Automatic conversion of
 Class B shares to Class
 A shares...............   13,443,310    144,586,843            0              0
Shares redeemed.........  (24,392,866)  (270,880,152) (20,007,662)  (241,408,480)
Shares issued in
 reinvestment of
 distributions..........   14,225,023    151,080,079   17,759,884    197,162,184
---------------------------------------------------------------------------------
Net increase............    4,703,317     40,789,333   10,750,703    103,647,496
---------------------------------------------------------------------------------
Class B
Shares sold.............    3,613,594     40,427,711    5,776,852     70,031,992
Automatic conversion of
 Class B shares to Class
 A shares...............  (13,431,818)  (144,586,843)           0              0
Shares redeemed.........   (8,396,501)   (93,905,119) (20,690,767)  (241,461,335)
Shares issued in
 reinvestment of
 distributions..........    5,103,562     54,090,243    8,339,827     92,447,046
---------------------------------------------------------------------------------
Net decrease............  (13,111,163)  (143,974,008)  (6,574,088)   (78,982,297)
---------------------------------------------------------------------------------
Class C
Shares sold.............      129,406      1,420,820      169,732      2,053,953
Shares redeemed.........      (67,047)      (741,647)     (49,785)      (594,203)
Shares issued in
 reinvestment of
 distributions..........       32,666        346,576       28,180        311,824
---------------------------------------------------------------------------------
Net increase............       95,025      1,025,749      148,127      1,771,574
---------------------------------------------------------------------------------
Class Y
Shares sold.............      110,610      1,241,181      261,048      3,197,825
Shares redeemed.........   (1,662,103)   (18,497,410)    (784,486)    (9,568,816)
Shares issued in
 reinvestment of
 distributions..........      330,278      3,491,268      478,147      5,274,406
---------------------------------------------------------------------------------
Net decrease............   (1,221,215)   (13,764,961)     (45,291)    (1,096,585)
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........               $(115,923,887)              $  25,340,188
---------------------------------------------------------------------------------

Foundation Fund

                                 Year Ended                  Year Ended
                               March 31, 2000              March 31, 1999
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............    6,798,761  $ 149,510,608    5,707,085  $ 116,332,291
Automatic conversion of
 Class B shares to Class
 A shares...............    1,451,478     32,988,767            0              0
Shares redeemed.........   (6,372,862)  (139,288,575)  (5,528,399)  (112,531,601)
Shares issued in
 reinvestment of
 distributions..........      784,989     17,356,659      480,589      9,839,057
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........            0              0      321,554      6,566,886
---------------------------------------------------------------------------------
Net increase............    2,662,366     60,567,459      980,829     20,206,633
---------------------------------------------------------------------------------
Class B
Shares sold.............   12,155,031    264,194,950   20,450,695    415,256,001
Automatic conversion of
 Class B shares to Class
 A shares...............   (1,459,461)   (32,988,767)
Shares redeemed.........  (12,398,770)  (270,600,331)  (8,458,046)  (170,363,447)
Shares issued in
 reinvestment of
 distributions..........    2,352,967     51,629,260    1,292,568     26,379,301
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........            0              0       49,982      1,015,265
---------------------------------------------------------------------------------
Net increase............      649,767     12,235,112   13,335,199    272,287,120
---------------------------------------------------------------------------------
Class C
Shares sold.............    1,031,134     22,422,253    1,358,670     27,583,261
Shares redeemed.........   (1,096,422)   (24,016,416)    (646,190)   (13,071,227)
Shares issued in
 reinvestment of
 distributions..........       91,220      1,999,515       59,528      1,214,951
---------------------------------------------------------------------------------
Net increase............       25,932        405,352      772,008     15,726,985
---------------------------------------------------------------------------------
Class Y
Shares sold.............    8,382,988    182,181,729    8,320,162    169,201,729
Shares redeemed.........  (19,463,190)  (426,661,536) (12,069,787)  (246,770,346)
Shares issued in
 reinvestment of
 distributions..........    2,314,964     51,180,189    1,628,347     33,343,319
Shares issued in
 acquisition of
 CoreFunds, Inc.
 Balanced Fund..........            0              0    6,470,202    132,250,400
---------------------------------------------------------------------------------
Net increase
 (decrease).............   (8,765,238)  (193,299,618)   4,348,924     88,025,102
---------------------------------------------------------------------------------
Net increase (decrease)
 in net assets resulting
 from capital share
 transactions...........               $(120,091,695)              $ 396,245,840
---------------------------------------------------------------------------------

Tax Strategic Foundation Fund

                                  Year Ended                Year Ended
                                March 31, 2000            March 31, 1999
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold................  1,258,767  $ 21,031,217   2,373,800  $ 38,260,527
Automatic conversion of
 Class B shares to Class A
 shares....................    100,148     1,666,149           0             0
Shares redeemed............ (1,955,391)  (32,110,861) (1,712,788)  (27,167,670)
Shares issued in
 reinvestment of
 distributions.............     93,937     1,547,638     110,933     1,765,631
-------------------------------------------------------------------------------
Net increase (decrease)....   (502,539)   (7,865,857)    771,945    12,858,488
-------------------------------------------------------------------------------
Class B
Shares sold................  1,291,886    21,249,593   5,907,847    94,740,617
Automatic conversion of
 Class B shares to Class A
 shares....................   (100,373)   (1,666,149)          0             0
Shares redeemed............ (4,301,937)  (70,574,536) (2,307,135)  (36,564,880)
Shares issued in
 reinvestment of
 distributions.............    168,907     2,773,417     217,074     3,451,970
-------------------------------------------------------------------------------
Net increase (decrease).... (2,941,517)  (48,217,675)  3,817,786    61,627,707
-------------------------------------------------------------------------------
Class C
Shares sold................    436,018     7,161,827   1,684,267    26,890,534
Shares redeemed............ (1,086,896)  (17,758,138)   (625,888)   (9,938,022)
Shares issued in
 reinvestment of
 distributions.............     28,527       466,838      37,777       599,814
-------------------------------------------------------------------------------
Net increase (decrease)....   (622,351)  (10,129,473)  1,096,156    17,552,326
-------------------------------------------------------------------------------
Class Y
Shares sold................     22,542       377,484     395,815     6,348,218
Shares redeemed............ (1,063,959)  (17,452,569)   (149,296)   (2,395,389)
Shares issued in
 reinvestment of
 distributions.............      9,419       154,626      14,888       237,490
-------------------------------------------------------------------------------
Net increase (decrease).... (1,031,998)  (16,920,459)    261,407     4,190,319
-------------------------------------------------------------------------------
Net increase (decrease) in
 net assets resulting from
 capital shares
 transactions..............             $(83,133,464)             $ 96,228,840
-------------------------------------------------------------------------------

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows for the year ended March 31, 2000:

                               Cost of Purchases          Proceeds from Sales
                          --------------------------- ---------------------------
                              U.S.        Non-U.S.        U.S.        Non-U.S.
                           Government    Government    Government    Government
                          -------------------------------------------------------
         Balanced Fund..  $495,940,585 $1,232,127,024 $379,265,367 $1,658,657,576
         Foundation
          Fund..........   633,652,797  1,936,174,742  571,687,496  2,043,264,735
         Tax Strategic
          Foundation
          Fund..........             0    440,054,764            0    524,495,464

At March 31, 2000, Balanced Fund had forward foreign exchange contracts out-standing as follows:

Forward Foreign Currency Exchange Contracts to Buy:

                           Contracts    U.S. Value at  In Exchange Unrealized
         Exchange Date     to Receive   March 31, 2000 for U.S. $  Gain (Loss)
         ---------------------------------------------------------------------
         4/20/2000       6,814,980 Euro   $6,534,587    6,615,846   $(81,259)
         4/20/2000       6,753,000 Euro    6,475,157    6,434,933     40,224

Forward Foreign Currency Exchange Contracts to Sell:

                                                                    Unrealized
                          Contracts to   U.S. Value at  In Exchange    Gain
         Exchange Date       Deliver     March 31, 2000 for U.S. $    (Loss)
         ---------------------------------------------------------------------
         4/20/2000       20,000,000 Euro  $19,177,129   20,397,800  $1,220,671

The Balanced Fund and Foundation Fund loaned securities during the year ended March 31, 2000 to certain brokers who paid the Funds a negotiated lenders' fee. These fees are included in interest income. At March 31, 2000, the value of se-curities on loan and the value of collateral (including accrued interest) amounted to $68,014,648 and $69,211,739, respectively, for Balanced Fund and $167,457,356 and $170,095,605, respectively, for Foundation Fund. During the year ended March 31, 2000, Balanced Fund and Foundation Fund earned $1,035,373 and $38,555, respectively, in income from securities lending.

On March 31, 2000 the composition of unrealized appreciation and depreciation on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                            Gross        Gross          Net
                                          Unrealized   Unrealized    Unrealized
                             Tax Cost    Appreciation Depreciation  Appreciation
                          ------------------------------------------------------
         Balanced Fund..  $1,362,027,056 $300,282,328 $(36,631,839) $263,650,489
         Foundation
          Fund..........   2,709,627,672  864,961,693  (40,732,265)  824,229,428
         Tax Strategic
          Foundation
          Fund..........     268,997,579   63,893,625   (3,268,451)   60,625,174

As of March 31, 2000, the Tax Strategic Foundation Fund had a capital loss car-ryover for federal income tax purposes of $9,128,410, which expires on 3/31/2008.

8. EXPENSE REDUCTIONS

The Funds have entered into expense offset arrangements with ESC and their cus-todian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of each Fund's related expenses. The assets deposited with ESC and the custodian under these expense offset arrangements could have been invested in income-producing assets. The Funds have also entered into brokerage/service arrangements with specific brokers who paid a portion of the Funds' expenses. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                                                       % of
                          Expense Offset  Brokerage   Total Expense  Average
                           Arrangements  Transactions  Reductions   Net Assets
                          ----------------------------------------------------
         Balanced Fund...    $ 82,415      $ 25,059     $107,474       0.01%
         Foundation
          Fund...........     138,960       134,711      273,671       0.01
         Tax Strategic
          Foundation
          Fund...........      19,337        22,427       41,764       0.01

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENTS

Certain Evergreen Funds, State Street Bank and Trust Company ("State Street") and The Bank of New York ("BONY") entered into an amended financing agreement on December 22, 1998. Under this agreement, State Street and BONY provided an unsecured credit facility in the aggregate amount of $150 million ($125 million committed and $25 million uncommitted). The credit facility was allocated, un-der the terms of the financing agreement between State Street and BONY. The credit facility was accessed by the Funds for temporary or emergency purposes only and was subject to each Fund's borrowing restrictions. Borrowings under this facility bore interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.065% per annum was incurred on the unused portion of the committed facility, which was allocated to all funds. State Street served as administrative agent and was entitled to a fee of $20,000 per annum which was allocated to all of the funds. This agreement was terminated on July 27, 1999.

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. Under this agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $1.050 bil-lion. The credit facility is allocated, under the terms of the financing agree-ment, among the Lenders. The credit facility is accessed by the Funds for tem-porary or emergency purposes to fund the redemption of their shares or for gen-eral working capital purposes as permitted by each Fund's borrowing restric-tions. Borrowings under this facility bear interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and including January 31, 2000). A commitment fee of 0.10% per annum is incurred on the average daily unused portion of the revolving credit commit-ment. The commitment fee is allocated to all funds. For its assistance in ar-ranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street serves as paying agent for the funds and as paying agent is entitled to a fee of $20,000 per annum which is allocated to all the funds.

During the year ended March 31, 2000, the Funds had no significant borrowings under these agreements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund, portfolios of Ev-ergreen Equity Trust, as of March 31, 2000, and the related statements of oper-ations for the year then ended, statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These finan-cial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform our audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green Balanced Fund, Evergreen Foundation Fund and Evergreen Tax Strategic Foundation Fund as of March 31, 2000, the results of their operations, changes in their net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
May 5, 2000

                       Additional Information (Unaudited)

FEDERAL STATUS OF DIVIDENDS

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gains for the fiscal year ended March 31, 2000:

                                                                    Per
                                                       Aggregate   Share
                                                      -------------------
         Balanced Fund............................... $198,223,751 $1.454
         Foundation Fund.............................   86,373,923  0.586

For corporate shareholders, the following percentages of ordinary income divi-dends paid during the fiscal year ended March 31, 2000 qualified for the divi-dends received deduction:

         Balanced Fund.............................................  11.80%
         Foundation Fund...........................................  57.88
         Tax Strategic Foundation Fund............................. 100.00

For the fiscal year ended March 31, 2000, the percentage representing the por-tion of dividends exempt from federal income tax, other than alternative mini-mum tax for Tax Strategic Foundation Fund is 84.70%.

                                Evergreen Funds

Money Market

Treasury Money Market Fund
Money Market Fund
Municipal Money Market Fund
Florida Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund

Tax Advantaged

Short Intermediate Municipal Bond Fund
High Grade Municipal Bond Fund
Municipal Bond Fund
Connecticut Municipal Bond Fund
Florida Municipal Bond Fund
Florida High Income Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund
Tax-Free High Income Fund

Income

Intermediate Term Bond Fund
U.S. Government Fund
Diversified Bond Fund
Strategic Income Fund
High Yield Bond Fund
Quality Income Fund
Short-Duration Income Fund

Balanced

Balanced Fund
Tax Strategic Foundation Fund
Foundation Fund

Growth & Income

Utility Fund
Income and Growth Fund
Value Fund
Blue Chip Fund
Growth and Income Fund
Small Cap Value Fund
Select Equity Index Fund

Domestic Growth

Tax Strategic Equity Fund
Strategic Growth Fund
Stock Selector Fund
Evergreen Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Aggressive Growth Fund
Growth Fund
Capital Growth Fund
Select Special Equity Fund

Global International

Global Leaders Fund
International Growth Fund
Global Opportunities Fund
Precious Metals Fund
Emerging Markets Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund

Express Line

800.346.3858

Investor Services

800.343.2898

www.evergreen-funds.com

64261                                                              543690 5/2000

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